As filed with the Securities and Exchange Commission on June 24, 2002
                                          Securities Act File No. 333-87032
                                    Investment Company Act File No. 814-176


-----------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-2


                             --------------------
         [X] Registration Statement under the Securities Act of 1933
         [X] Pre-Effective Amendment No. 2
         [ ] Post-Effective Amendment No.


                                    and/or


         [X] Registration Statement under the Investment
             Company Act of 1940
         [X] Amendment No. 4


                       (Check Appropriate Box or Boxes)
                             --------------------

                          HARRIS & HARRIS GROUP, INC.
              (Exact Name of Registrant as Specified in Charter)
                             --------------------
                             One Rockefeller Plaza
                              Rockefeller Center
                           New York, New York 10020
                   (Address of Principal Executive Offices)
      Registrant's Telephone Number, Including Area Code: (212) 332-3600

                       Charles E. Harris, Chairman, CEO
                             One Rockefeller Plaza
                              Rockefeller Center
                              New York, NY 10020

                    (Name and Address of Agent for Service)
                             --------------------
Copies to:

                            Richard T. Prins, Esq.
                   Skadden, Arps, Slate, Meagher & Flom LLP
                                4 Times Square
                           New York, New York 10036
                                (212) 735-3000
     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


  Title of Securities           Amount              Proposed             Proposed            Amount of
   Being Registered             Being               Maximum               Maximum          Registration
                            Registered(1)        Offering Price          Aggregate              Fee
                                                  Per Share(2)        Offering Price
----------------------- ---------------------- ------------------  --------------------- -----------------
     Common Stock,
    $.01 par value         2,954,743 Shares          $2.25             $6,648,171.75          $611.63
         Total             2,954,743 Shares          $2.25             $6,648,171.75          $611.63
----------------------- ---------------------- ------------------  --------------------- -----------------

(1) Certain officers and directors of Harris & Harris Group, Inc. intend to exercise rights pursuant to the primary subscription which will result in a subscription of an aggregate of [323,352] shares.

(2) As calculated pursuant to Rule 457(c) under the Securities Act of 1933, as amended.



         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EX CHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.




                             CROSS-REFERENCE SHEET
                          PARTS A AND B OF PROSPECTUS


N-2 Item Number                                       Location in Part A (Caption)
------------------------------------------------      ------------------------------------------------

PART A

1.    Outside Front Cover.......................      Front Cover Page
2.    Inside Front and Outside Back
      Cover Page................................      Front Cover Page
3.    Fee Table and Synopsis....................      Prospectus Summary; Table of Fees and
                                                      Expenses
4.    Financial Highlights......................      Financial Highlights
5.    Plan of Distribution......................      The Offer
6.    Selling Shareholders......................      Not Applicable
7.    Use of Proceeds...........................      Use of Proceeds
8.    General Description of the
       Registrant...............................      Investment Objectives and Policies; The
                                                      Offer; Risk Factors and Special
                                                      Considerations
9.    Management................................      Management of the Company
10.   Capital Stock.............................      The Offer; Capitalization; Custodian,
                                                      Transfer Agent, Dividend-Disbursing
                                                      Agent and Registrar; Dividends and Dis
                                                      tributions; Taxation
11.   Defaults and Arrears on Senior
      Securities................................      Not Applicable
12.   Legal Proceedings.........................      Not Applicable
13.   Table of Contents of the Statement
      of Additional Information.................      Not Applicable

PART B*
------------------------------------------------      ------------------------------------------------

14.   Cover Page................................      Not Applicable
15.   Table of Contents.........................      Not Applicable
16.   General Information and History...........      Cover of Prospectus; General Description
                                                      of the Registrant
17.   Investment Objective and Policies.........      Investment Objectives; Investment Prac
                                                      tices
18.   Management of the Company ...............       Management of the Company
19.   Control Person and Principal
      Holders of Securities.....................      Control Person and Principal Holders of
                                                      Securities
20.   Investment Advisory and Other
      Service...................................      Recital of Investment Objective;
                                                      Management
21.   Brokerage, Allocation and Other
      Practices.................................      Brokerage, Allocation and Other Practices
22.   Tax Status................................      Taxation
23.   Financial Statements......................      Financial Statements

PART C

      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

---------------------------

* Pursuant to General Instructions to Form N-2, all information required by Part B: Statement of Additional Information has been incorporated into Part A: The Prospectus of the Registration Statement.

                   SUBJECT TO COMPLETION DATED JUNE __, 2002

                                  PROSPECTUS

                          HARRIS & HARRIS GROUP, INC.
                2,954,743 SHARES OF COMMON STOCK ISSUABLE UPON
                EXERCISE OF RIGHTS TO SUBSCRIBE FOR SUCH SHARES
                       ---------------------------------


      We are issuing transferable rights ("Rights") to our shareholders. These Rights will allow you to subscribe for new shares of our common stock. For every Right that you receive, you may buy one new share of our common stock. You will receive one Right for every three shares of our common stock that you own on June 28, 2002 (the "Record Date"). Fractional Rights will not be issued. Accordingly, we will round up the Rights issued to you to the next whole Right. In the case of shares of common stock held of record by Cede & Co. ("Cede"), as nominee for the Depository Trust Company ("DTC"), or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the next whole Right) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to us on or before the close of business on July 3, 2002 written representation of the number of Rights required for such rounding. Also, you can purchase shares not acquired by other shareholders in this Rights offering (the "Offer"), subject to limitations discussed in this prospectus.

      The Rights are transferable and we anticipate that they will be admitted for trading on the Nasdaq National Market ("NNM") under the symbol "TINYR." We anticipate that the Rights will begin trading on July 1, 2002. We intend to mail the subscription related documents to you on or prior to July 8, 2002. The Offer will expire at 5:00 p.m. New York time on August 7, 2002 unless the Offer is extended as described in this Prospectus (the "Expiration Date"). Our shares of common stock are listed, and the shares issued pursuant to this Offer will be listed, on the NNM under the symbol "TINY." On March 31, 2002 (the most recent date as of which we have calculated our net asset value), the net asset value per share of our shares was $2.63 and on June 28, 2002 (the last date prior to our shares trading ex-Rights) the last reported sales price of our shares on the NNM
was $[    ]. The purchase price per share (the "Subscription Price") will be
$2.25, representing a discount of $0.38 (14%) from such net asset value per share.

      We are a venture capital investment company, operating as a Business Development Company ("BDC") under the Investment Company Act of 1940 (the "1940 Act"). Our objective is to achieve long-term capital appreciation rather than current income from our investments. Recently we decided to focus our new business activities on tiny technology, including but not limited to nanotechnology, microsystems and microelectromechanical systems "MEMS" technology. On March 27, 2002, we changed our NNM symbol to "TINY," and at the 2002 Annual Meeting of Shareholders, shareholders will be asked to approve changing the name of the Company to Tiny-Technology Venture Capital, Inc. Although tiny technology is multidisciplinary and theoretically applicable to a wide variety of fields, tiny technology in general is new and has significant science and engineering risks as well as commercialization risk. See "General Information of Company." Our address is One Rockefeller Plaza, Rockefeller Center, New York, New York 10020, and our telephone number is
(212) 332-3600.


      AN INVESTMENT IN THE SECURITIES OFFERED HEREBY INVOLVES A HIGH DEGREE OF RISK. AN INVESTMENT IN THESE SECURITIES SHOULD BE CONSIDERED ONLY BY PERSONS CAPABLE OF SUSTAINING THE LOSS OF THEIR ENTIRE INVESTMENT.

      FOR A DISCUSSION OF CERTAIN RISK FACTORS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING OUR SHARES, SEE "RISK FACTORS AND SPECIAL
CONSIDERATIONS" COMMENCING ON PAGE __ OF THIS PROSPECTUS.

      This Prospectus sets forth certain information about us that you should know before investing in our common stock. You are advised to read this Prospectus in its entirety and retain it for future reference.

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE
        SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURI
      TIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
                  REPRESENTATION TO THE CONTRARY IS A CRIME.

                       ---------------------------------


                                           SUBSCRIPTION           SALES                PROCEEDS
                                               PRICE               LOAD             TO COMPANY(1)
                                      ----------------------- -------------- ----------------------------
Per Share............................          $2.25               None                 $2.25
Total................................      $6,648,171.75           None             $6,648,171.75

---------------------------------

(1) Before deduction of expenses incurred by the Company, estimated at $176,726. After deducting such expenses, the net proceeds to this company will be $6,471,445.75.

      Shareholders who do not exercise their rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Company than would otherwise be the case. The subscription price per share may be less than the market price per share at the expiration of the Offer. In addition, because the subscription price per share may be less than the net asset value per share at the expiration of the Offer and because we will incur expenses in connection with the Offer, the Offer is likely to result in a dilution of net asset value per share for all shareholders. This dilution will disproportionately affect non-exercising shareholders. If the subscription price per share is substantially less than the net asset value per share at the expiration of the Offer, such dilution is likely to be substantial. The Offer includes an over-subscription privilege that may also result in substantial dilution of net asset value per share. Notwithstanding the over-subscription privilege, we will not issue more than 2,954,743 shares plus shares for rounded up Rights.

      This Prospectus sets forth concisely certain information about the Company that a prospective investor should know before investing. Investors are advised to read and retain it for future reference.

-----------------------------------------------------------------------------


                   The Date of the Prospectus is June   , 2002


                          TABLE OF FEES AND EXPENSES

      The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in the Company.


Annual Expenses (as a percentage of net assets attributable to common stock)
Management Fees                                                       0.00%
Interest Payments on Borrowed Funds                                   0.05%
Other Operating Expenses
      Profit-sharing accrual(1)                                       0.41%
      Salaries and benefits                                           3.80%
      Administration and operations                                   1.55%
      Professional fees                                               1.38%
      Rent                                                            0.56%
      Directors' fees and expenses                                    0.44%
      Depreciation                                                    0.09%
      Custodian fees                                                  0.05%
Total Annual Administrative and Operating Expenses..............      8.33% (2)
                                                                  ------------

----------------------------

(1) The Company has an Employee Profit-Sharing Plan (the "Plan") that provides for profit sharing equal to twenty percent of the net realized income of the Company as reflected on the Consolidated Statement of Operations of the Company for such year, less the nonqualifying gain, if any.

      Under the Plan, net realized income of the Company includes investment income, realized gains and losses, and operating expenses (including taxes paid or payable by the Company), but is calculated without regard to dividends paid or distributions made to shareholders, payments under the Plan, unrealized gains and losses, and loss carryovers from other years ("Qualifying Income"). The portion of net after-tax realized gains attributable to asset values as of September 30, 1997 is considered nonqualifying gain, which reduces Qualifying Income.

      Based upon currently available information, twenty percent of the potentially realiz able net income, less the nonqualifying gain, is approximately $306,000. The expense associated with this liability for 2002 is approximately $125,000 or .41% of net assets.

(2) Amounts are based on estimated amounts for our current fiscal year after giving effect to anticipated net proceeds of the Offer assuming that all of the rights are exercised and that we incur the estimated offering expenses.


EXAMPLE

      The following examples illustrate the projected dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. These amounts are based upon payment by the Company of expenses at levels set forth in the above table.

      You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:


       1 YEAR              3 YEARS              5 YEARS              10 YEARS
       ------              -------              -------              --------
        $83                  $261                $458                $1,042

      The foregoing table is to assist you in understanding the various costs and expenses that an investor in the Company will bear directly or indirectly. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the common stock. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the example.

                              PROSPECTUS SUMMARY

      This summary highlights some information that is described more fully elsewhere in this Prospectus. It may not contain all of the information that is important to you. To understand the Offer fully, you should read the entire document carefully, including the risk factors.

PURPOSE OF THE OFFER


      Recently we have decided to focus our new business activities on tiny technology, including but not limited to nanotechnology, microsystems and microelectromechanical systems (MEMS) technology. We have invested in eight companies that we consider to be tiny-technology companies. In 1994, we invested in our first tiny-technology company, Nanophase Technologies Corporation ("Nanophase"), a spinoff from Argonne National Laboratory, which completed an initial public offering in 1997. We sold our interest in Nanophase in 2001 and invested part of the proceeds of the sale in August 2001, in privately held Nantero, Inc., a Harvard University spinoff developing advanced semiconductors using nanotechnology. On February 12, 2002, we invested in NanoPharma Corp., a Massachusetts General Hospital spinoff founded to develop advanced drug delivery systems. On March 7, 2002, we invested in NanoOpto Corp., which is applying proprietary nano-optics and nano-manufacturing technology to design and make components for optical networking. On March 8, 2002, we invested in NEO Photonics Corporation, a privately held company that develops patented technology that enables the manufacture of unique nanoscale optical compositions for the telecommunications industry. On May 3, we invested in Nanotechnologies, Inc., a privately held company utilizing a proprietary technology for the production of nanoscale materials. On June 14, 2002, we invested in Optiva, Inc., a privately held company that is developing and commercializing a new class of nanomaterials for advanced optical applications initially for the flat panel display industry. On June 24, 2002, we invested in Continuum Photonics, Inc., a privately held company that is developing a family of unique and value-added optical networking subsystems that will enhance the flexibility and reliability of optical networks by offering equipment manufacturers capabilities heretofore unavailable.

      Our Board of Directors believes that our prior investments and expertise in the tiny-technology sector are likely to lead to several attractive investment opportunities in the tiny-technology sector becoming available to us over the next one to two years. Hence, our Board of Directors believes that it would be in our best interest to increase our asset base so that we will be in a better position to take advantage of such attractive investment opportunities, increase the diversification of our portfolio and achieve other net benefits, including increasing the percentage of our assets that is invested in tiny technology by making more and larger investments in tiny technology and increasing our market share in tiny-technology private equity investing. There can be no assurances that we will realize any of these benefits or goals.

      In addition, our Board of Directors believes that increasing our size should lower our expenses as a proportion of average net assets to the extent that certain of our fixed costs do not increase proportionately and can be spread over a larger asset base, although the Board of Directors does expect other of our expenses to rise as more new investments are made and we add personnel. Each deal on which we perform due diligence entails expenses whether or not it is consummated, and we plan to add personnel to enable us to enlarge the scope of our activities and our expertise in tiny technology. The Board of Directors also believes that a larger number of outstanding shares and a larger number of beneficial owners of shares could increase the level of market interest in and visibility of the Company and improve the trading liquidity of our shares on the NNM. There can be no assurance that any of these benefits will be realized.


      By offering the Rights we are seeking to accomplish the Board's directive while giving you an opportunity to purchase additional shares of our common stock at a price that is anticipated to be below market and below net asset value without incurring any commission charge. Because the Rights are transferable, non-participating shareholders may be able to reduce the possible dilution of their interests as a result of the Rights offering by selling their Rights.

      In determining that the Offer was in our best interests as well as that of our shareholders, our Board of Directors considered, among other things, using a variable pricing versus fixed pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering and the effect on us if the Offer is undersubscribed.

IMPORTANT TERMS OF THE OFFER

Total number of shares available for primary subscription...................................2,954,743
Number of Rights you will receive for each outstanding
      share you own on the Record Date..............................One Right for every three shares*
Number of shares you may purchase with your Rights
      at the Subscription Price per share...................................One share for every Right
Subscription Price per share....................................................................$2.25
--------------
* The number of Rights to be issued will be rounded up to the next whole
Right.

OVER-SUBSCRIPTION PRIVILEGE

      Shareholders who fully exercise all Rights initially issued to them are entitled to buy shares of common stock that were not bought by other Rights holders. If enough shares of common stock are available, all shareholder requests to buy shares that were not bought by other Rights holders will be honored in full. If the requests for shares of common stock exceed the shares available, the available shares of common stock will be allocated pro rata among those shareholders on the Record Date who over-subscribe based on the number of Rights originally issued to them. See "The Offer -- Over-Subscription Privilege."

METHOD FOR EXERCISING RIGHTS

      Except as described below, subscription certificates evidencing the Rights ("Subscription Certificates") will be sent to Record Date shareholders or their nominees. If you wish to exercise your Rights, you may do so in the following ways:

         (1) Complete and sign the Subscription Certificate. Mail it in the envelope provided or deliver it, together with payment in full, to the "Subscription Agent" at the address indicated on the Subscription Certificate. Your completed and signed Subscription Certificate and payment must be received by the Expiration Date.

         (2) Contact your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a notice of guaranteed delivery ("Notice of Guaranteed Delivery") by the close of business on the third business day after the Expiration Date. A fee may be charged for this service. The Notice of Guaranteed Delivery must be received by the Expiration Date.

         Rights holders will have no right to rescind a purchase after the Subscription Agent has received payment. See "The Offer -- Method of Exercise of Rights" and "The Offer -- Payment for Shares."

SALE OF RIGHTS


         The Rights are transferable until the Expiration Date. We anticipate that the Rights will be listed for trading on the NNM. Although no assurance can be given that a market for the Rights will develop, we anticipate that trading in the Rights on the NNM will begin on the Business Days immediately following the Record Date and may be conducted until the close of trading on the last NNM trading day prior to the Expiration Date. The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Subscription Agent for sale. Any Rights submitted to the Subscription Agent for sale must be received by the Subscription Agent by 5:00 p.m., New York time, on or before August 5, 2002, two business days prior to the Expiration Date, due to normal settlement procedures. Trading of the Rights on the NNM will be conducted until and including the last NNM trading day prior to the Expiration Date. The shares will begin trading ex-Rights on the Business Days immediately following the Record Date. If the Subscription Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights on the NNM. Any commissions will be paid by the selling Rights holders. Neither the Company nor the Subscription Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights. For purposes of this Prospectus, a "Business Day" shall mean any day on which trading is conducted on the NNM.


         The following table sets forth for the quarters indicated the high and low closing prices on the NNM per share of the common stock and the net asset value and the premium or discount from net asset value at which the common stock was trading, expressed as a percentage of net asset value, at each of the high and low closing prices provided.


                                                           NET ASSET VALUE                PREMIUM OR DISCOUNT
                             MARKET PRICE (1)              (end of period)                    AS % OF NAV
                         -------------------------   ---------------------------    -------------------------------
QUARTER ENDED            HIGH          LOW                                              HIGH             LOW
-------------            ----          ---                                              ----             ---

2000 Quarter Ending
   March 31              32.50         9.25                     5.08                    539.76           82.09
   June 30               17.125        5.25                     3.88                    341.37           35.31
   September 30          10.1875       5.75                     4.64                    119.56           23.92
   December 31           6.4375        2.4375                   3.51                     83.40          (30.54)
2001 Quarter Ending
   March 31              3.94          2.063                    3.09                     27.44          (32.23)
   June 30               3.12          2.03                     3.29                    (5.17)          (38.27)
   September 30          2.82          1.65                     2.92                    (3.43)          (43.49)
   December 31           2.27          1.66                     2.75                    (17.46)         (39.64)
2002 Quarter Ending
   March 31              5.00          1.92                     2.63                     90.11          (27.00)

(1)  As reported on the NNM


USE OF PROCEEDS

         We estimate the gross proceeds of the Offer to be approximately $6,648,172. This figure is based on the Subscription Price per share of $2.25 and assumes all shares offered are sold and that the expenses related to the Offer are approximately $176,726.

         We expect to invest such proceeds in accordance with our investment objectives and policies within twelve months after receipt of such proceeds, depending on the available investment opportunities for the types of investment. We may invest either directly or through a wholly-owned subsidiary, which would be formed as a Small Business Investment Corporation ("SBIC"). A SBIC can obtain, at relatively low cost, government loans. However, a SBIC is required to share a portion of its profits with the government as well. We have not yet decided whether or not to apply for a SBIC license. There can be no assurance that, if we do apply for a SBIC license, our application will be accepted.


         Under normal circumstances, we will invest at least 80% of our assets (net assets and any amounts borrowed for investment purposes) in tiny-technology company investments. For this purpose, tiny-technology companies are companies whose capitalization is less than $500 million at the time of our invest ment and whose business focus is on new technologies. Although we intend to invest entirely in companies involved significantly in tiny technologies, we may also make follow-on investments in existing portfolio companies involved in other technologies. This policy is not a fundamental policy and accordingly may be changed without shareholder approval, although we will give shareholders at least 60 days prior notice of any change. We may continue to make follow-on investments in non-tiny-technology companies now in our portfolio, subject to the foregoing discussion, with part of the cash and equivalents now held by the Company.


IMPORTANT DATES TO REMEMBER

         Please note that the dates in the table below may change if the Offer is extended.

EVENT                                                    DATE
-----                                                    ----


Record Date.........................................June 28, 2002
Subscription Period.................................July 8, 2002 through
                                                      August 7, 2002**
Expiration of the Offer*............................August 7, 2002**
Payment for Guarantees of Delivery Due*.............August 12, 2002**
Confirmation to Participants........................August 19, 2002**

------------------
* A shareholder exercising Rights must deliver by August 7, 2002 either (a) a Subscription Certificate and payment for shares or
         (b) a Notice of Guaranteed Delivery.

**       Unless the Offer is extended.

INFORMATION AGENT

         Please direct all questions or inquiries relating to the Offer to our information agent:


                                Innisfree M&A Incorporated
                                501 Madison Avenue
                                New York, NY 10022
                                Telephone:  Banks and brokers call collect to
                                            (212) 750-5833, all others
                                            call tollfree to (888) 750-5834


         You may also contact your brokers or nominees for information with respect to the Offer.

INFORMATION REGARDING THE COMPANY


         We are a venture capital investment company, operating as a Business Development Company under the 1940 Act. Our objective is to achieve long-term capital appreciation, rather than current income, from our investments. We have invested a substantial portion of our assets in privately held development stage or start-up companies and in the development of new technologies in a broad range of industry segments. Recently we decided to focus our new business activities on tiny technology, including but not limited to nanotechnology, microsystems and microelectromechanical systems
(MEMS) technology. Although tiny technology is multidisciplinary and theoretically applicable to a wide variety of fields, tiny technology in general is new and has significant science and engineering risks as well as commercialization risk. We may also invest, to the extent permitted under the 1940 Act, in publicly traded securities, including high risk securities as well as investment grade securities. We may participate in expansion financing and leveraged buyout financing of more mature operating companies as well as other investments. As a venture capital company, we invest in and provide managerial assistance to our private portfolio companies which, in our opinion, have significant potential for growth.

         Our mission is straightforward and simple: a) to create wealth for our shareholders by making the best venture capital investments that we can make in tiny technology; and, b) as a natural byproduct of that work, to give our shareholders an increasingly pure play on a reasonably diversified portfolio of tiny-technology venture capital investments. There is no assurance that either our investment objective or our mission will be achieved.


         The Company was incorporated under the laws of the State of New York in August 1981. Prior to September 30, 1992, we had a class of securities registered and filed under the reporting requirements of the Securities Exchange Act of 1934 (the "1934 Act") as an operating company. On that date we commenced operations as a closed-end, non-diversified investment company under the 1940 Act. On July 26, 1995, we elected to become a BDC subject to the provisions of Sections 55 through 65 of the 1940 Act. As a BDC, we operate as an internally managed investment company whereby our officers and employees, under the general supervision of our Board of Directors, conduct our operations.

RISK FACTORS AND SPECIAL CONSIDERATIONS

         The following summarizes some of the matters that you should carefully consider before investing in the Company through the Offer.

If you do not exercise your Rights, you will be diluted as a result of the Rights offering. In addition, whether or not you exercise your Rights, the per share net asset value of your shares likely will be diluted (reduced) immediately as a result of the Offer.

         If you do not exercise all of your Rights, you will own a smaller proportional interest in the Company when the Offer is over. In addition, whether or not you exercise your Rights, the per share net asset value of your shares (after payment of estimated offering expenses) likely will be diluted (reduced) immediately as a result of the Offer because:

     - the shares offered may be sold at less than their current net asset value

     -   you will indirectly bear the expenses of the Offer

     - the number of shares outstanding after the Offer will have increased proportionately more than the increase in the size of our net assets

         We cannot state precisely the amount of any dilution because it is not known at this time what the net asset value per share will be on the Expiration Date or what proportion of the Rights will be exercised. The dilution may be substantial and will increase if the net asset value increases, as shown by the following examples, assuming a $2.25 Subscription
Price:

Scenario 1:(1)

NAV..................................................................$  2.63
                                                                     -------
Subscription Price...................................................$  2.25
                                                                     -------
Reduction in NAV($)(2)...............................................$(0.11)
                                                                     -------
Reduction in NAV(%)..................................................(4.18)%
                                                                     -------

Scenario 2:(1)

NAV..................................................................$  2.80
                                                                     -------
Subscription Price...................................................$  2.25
                                                                     -------
Reduction in NAV($)(2)..............................................$( 0.15)
                                                                    --------
Reduction in NAV(%)..................................................(5.36)%
                                                                     -------

---------------------

(1) Both examples assume full primary and over-subscription privilege exercise. Actual amounts may vary due to rounding.
(2)      Assumes $174,726 in estimated offering expenses.

         If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus. Any cash you receive from selling your Rights should serve as partial compensation for any possible dilution of your interest. We cannot give assurance, however, that a market for the Rights will develop or that the Rights will have any market able value.

Our shares might trade at a discount from net asset value or at premiums that are unsustainable over the long term.


         Shares of Business Development Companies may, as frequently occurs with closed-end investment companies, trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares will trade at a discount from net asset value or at premiums that are unsustainable over the long term are risks separate and distinct from the risk that our net asset value will decrease. The risk of purchasing shares of a BDC that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.


There is no right to redeem shares of our common stock.

         You will be free to dispose of your shares on the NNM or other markets on which the shares may trade. You do not have the right to redeem your shares of common stock.

Our status as a non-diversified company could subject us to greater volatility than companies with more broadly diversified investments.

         As a result of investing a greater portion of our assets in the securities of a smaller number of issuers, we may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a company whose investments are more broadly diversified. Accordingly, an investment in the Company may, under some circumstances, present greater risk to you than an investment in a diversified company.

Leveraging by us could result in making our total return to common shareholders more volatile.

         Leverage entails two primary risks. The first risk is that the use of leverage magnifies the impact on the common shareholders of changes in net asset value. For example, a fund that uses 33% leverage (that is, $50 of leverage per $100 of common equity) will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of leverage will exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to common shareholders. If we were to utilize leverage, these two risks would generally make our total return to common shareholders more volatile. In addition, we might be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock when it may be disadvantageous to do so.

         As provided in the 1940 Act and subject to certain exceptions, we can issue debt or preferred stock so long as our total assets immediately after such issuance, less certain ordinary course liabilities, exceed 200% of the amount of the debt outstanding and exceed 200% of the sum of the amount of the preferred stock and debt outstanding. Such debt or preferred stock may be convertible in accordance with SEC guidelines which may permit the registrant to obtain leverage at attractive rates. A leveraged capital structure creates certain special risks and potential benefits not associated with unleveraged funds having similar investment objectives and policies. Any investment income or gains from the capital represented by preferred shares or debt which is in excess of the dividends payable thereon will cause the total return of the common shares to be higher than would otherwise be the case. Conversely, if the investment performance of the capital represented by preferred shares or debt fails to cover the dividends payable thereon, the total return of the common shares would be less or, in the case of negative returns, would result in higher negative returns to a greater extent than would otherwise be the case. The requirement under the 1940 Act to pay in full dividends on preferred shares or interest on debt before any dividends may be paid on the common shares means that dividends on the common shares from earnings may be reduced or eliminated. Although an inability to pay dividends on the common shares could conceivably result in the Company ceasing to qualify as a regulated investment company under the Code, which would be materially adverse to the holders of the common shares, such inability can be avoided through the use of mandatory redemption requirements designed to ensure that the Company maintains the necessary asset coverage.

         The class voting rights of preferred shares could make it more difficult for the Company to take certain actions that may, in the future, be proposed by the Board and/or the holders of common stock, such as a merger, exchange of securities, liquidation or alteration of the rights of a class of the Company's securities if such actions would be adverse to the preferred shares.

         Preferred shares will be issued only if our Board of Directors determines in light of all relevant circumstances known to the Board that to do so would be in our best interest and in the best interest of our common shareholders. The circumstances that the Board will consider before issuing preferred shares include not only the dividend rate on the preferred shares in comparison to our historical performance but also such matters as the terms on which we can call the preferred shares and our ability to meet the asset coverage tests and other requirements imposed by the rating agencies for such preferred shares.

         The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of the common shares upon conversion. Such income dilution would occur if we could, from the investments made with the proceeds of the preferred shares, earn an amount per common share issuable upon conversion greater than the dividend required to be paid on the amount of preferred stock convertible into one share of common stock. Such net asset value dilution would occur if preferred shares were converted at a time when the net asset value per common share was greater than the conversion price.

Investing in small, private companies involves a high degree of risk and is highly speculative.


         There are significant risks inherent in our venture capital business. We have invested a substantial portion of our assets in privately held development stage or start-up companies. These privately held businesses tend to be thinly capitalized, unproven, small companies with risky technologies that lack management depth and have not attained profitability or have no history of operations. Because of the speculative nature and the lack of a public market for these investments, there is significantly greater risk of loss than is the case with traditional investment securities. We expect that some of our venture capital investments will be a complete loss or will be unprofitable and that some will appear to be likely to become successful but never realize their potential. We have been risk seeking rather than risk averse in our approach to venture capital and other investments. Neither our investments nor an investment in us are intended to constitute a balanced investment program. Tiny-technology companies in particular are unproven, with significant science and technology risks as well as commercialization risk. We have in the past relied, and continue to rely to a large extent, upon proceeds from sales of investments rather than investment income to defray a significant portion of our operating expenses. Such sales are unpredictable and may not occur.


We are dependant upon key management personnel for future success.

         We are dependent for the selection, structuring, closing and monitoring of our investments on the diligence and skill of our senior management and other management members. We utilize lawyers and outside consultants, including our two newest Directors, Dr. Kelly S. Kirkpatrick and Lori D. Pressman, to assist us in conducting due diligence when evaluating potential investments. Our future success to a significant extent depends on the continued service and coordination of our senior management team, and particularly depends on the Chairman and Chief Executive Officer. The departure of any of the executive officers or key employees could materially adversely affect our ability to implement our business strategy. We do not maintain for our benefit any key man life insurance on any of our officers or employees.

Loss of pass-through tax treatment would substantially reduce net assets and income available for dividends.

         We currently qualify as a Regulated Investment Company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), for pass-through tax treatment, because we meet certain diversification and distribution requirements under the Code. We would cease to qualify for pass-through tax treatment if we were unable to comply with these requirements. Also, we could be subject to a four percent excise tax (and, in certain cases, corporate level income tax) if we failed to make certain gain or income distributions. The lack of pass-through tax treatment could have a material adverse effect on the total return, if any, obtainable from an investment in the Company. If we fail to qualify as a RIC, we would become subject to Federal income tax as if we were an ordinary C Corporation, which tax would result in a corresponding reduction in our net assets and the amount of income available for distribution to our stockholders. See "Taxation" for a more complete discussion of these and other U.S. federal income tax considerations.

Loss of status as a RIC would reduce our net asset value by forcing us to establish currently unestablished reserves for taxes.

         As a RIC, we do not have to pay Federal income taxes on our income that is distributed to our shareholders. Accordingly, we do not establish reserves for taxes on our unrealized capital gains. If we failed to qualify for RIC status, we would have to establish such reserves for taxes, which would reduce our net asset value, net of a reduction in the reserve for employee profit sharing, accordingly. To the extent that we, as a RIC, were to decide to make a deemed distribution of net realized capital gains and were to retain such net realized capital gains, we would have to establish appropriate reserves for taxes upon making such a decision. See "Taxation."

Investing in our stock is highly speculative and the investor could lose some or all of the amount invested.


         The value of our common stock may decline and may be affected by numerous market conditions, which could result in the loss of some or all of the amount invested in our shares of common stock. The securities markets frequently experience extreme price and volume fluctuations which affect market prices for securities of companies generally, and technology and very small capitalization companies in particular. Because of our focus on the technology and very small capitalization sectors, and because we are a small capitalization company ourselves, our stock price is especially likely to be affected by these market conditions. General economic conditions, and general conditions in the Internet and information technology, life sciences, nanotechnology, tiny-technology, material sciences and other high technology industries, will also affect our common stock price. During the first quarter of 2002, we decided to make entirely all of our new private equity investments (other than follow-on investments in existing portfolio investments) in tiny technology, including nanotechnology, microsystems and microelectromechanical systems (MEMS). Tiny-technology investments are new and especially risky, involving science and technology risks as well as commercialization risk.


Unfavorable economic conditions could result in financial losses for us as well as impair our ability to engage in liquidity events.

         Most of the companies in which we have made or will make investments are susceptible to economic slowdowns or recessions. An economic slowdown, capital markets conditions or credit squeeze may affect the ability of a company to raise additional capital from venture capital or other private equity sources or to engage in a liquidity event such as an initial public offering or merger. These conditions could lead to financial losses in our portfolio. Unfavorable economic conditions also could increase our cost of capital.

         On September 11, 2001, the World Trade Center in New York City and the Pentagon near Washington, DC were targets of terrorist attacks. As a result of these events and other general economic conditions, it was especially difficult for small companies to sell new products and services or to raise new capital, and the United States equity markets experienced declines. For the quarter ended September 30, 2001, the Nasdaq Composite Index declined 31%.

         Our business of making private equity investments and positioning them for liquidity events also may be adversely affected by current and future market and economic conditions. Significant changes in the public equity markets could have an effect on the valuations of private companies and on the potential for liquidity events involving such companies and such could adversely affect the amount and timing of gains, if any, that may be realized on our investments.

Investing in our common stock may be inappropriate for the investor's risk tolerance.

         Our investments, in accordance with our investment objective and principal strategies, result in a far above average amount of risk and volatility and may well result in loss of principal. Our investments in portfolio companies are highly speculative and aggressive and, therefore, an investment in our shares would not be suitable for investors for whom such risk is inappropriate.


The market for venture capital investments, including tiny-technology investments, is highly competitive. In addition to the difficulty of finding attractive investment opportunities, in some cases, our status as a regulated Business Development Company may hinder our ability to participate in investment opportunities or to protect the value of existing investments, because of "pay to play" provisions in which preferred protections such as dilution protection may be forfeited or preferred stock may be converted to common stock by failure to invest in subsequent rounds of financing.


         We face substantial competition in our investing activities from many competitors, including but not limited to private venture capital funds, investment affiliates of large industrial, technology, service and financial companies, small business investment companies, wealthy individuals and foreign investors. As a result the sources of funding are many but attractive investment opportunities are too few. Hence, we face substantial competition in sourcing good investment opportunities on terms of investment that are commercially attractive. Further, as a regulated Business Development Company, we are required to disclose quarterly the name and business description of portfolio companies and value of any portfolio securities. Most of our competitors are not subject to such disclosure requirements. Our obligation to disclose such information could hinder our ability to invest in certain portfolio companies. Additionally, other regulations, current and future, may make us less attractive as a potential investor to a given portfolio company than a private venture capital fund not subject to the same regulations. Also, compliance with certain regulations applicable to our business may prevent us from making follow-on investments that would be in our, as well as our shareholders', best interests.

We operate in a regulated environment.

         We are subject to substantive SEC regulations as a BDC. Securities and tax laws and regulations governing our activities may change in ways adverse to our and our shareholders' interests, and interpretations of such laws and regulations may change with unpredictable consequences. Any change in the laws or regulations that govern our business could have an adverse impact on us or on our operations. Also, as business and financial practices continue to evolve, they may render the regulations under which we operate less appropriate and more burdensome than they were when originally imposed.

We invest in securities that are illiquid and may not be able to dispose of such securities when it is advantageous to do so.

         Most of our investments are or will be equity securities acquired directly from small companies. Our portfolio of equity securities is and will usually be subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of our portfolio of equity securities may adversely affect our ability to dispose of such securities at times when it may be advantageous for us to liquidate such investments.

We invest in privately held companies that may complete initial public offerings. These types of companies and initial public offerings can be highly volatile and have uncertain liquidity.

         When companies in which we have invested as private entities complete initial public offerings, they are by definition unseasoned issues, and we are subject to lock-up provisions for specified periods of time. Typically, they have relatively small capitalizations. Thus, they can be expected to be highly volatile and of uncertain liquidity. If they are perceived as suffering from adverse news or developments and/or the capital markets are in a negative phase, not only their market prices, but also their liquidity can be expected to be affected negatively. Historically, we have also invested in unseasoned publicly traded companies with similar characteristics and thus with similar exposure to potential negative volatility and illiquidity. The decimalization of the stock markets, particularly Nasdaq, may have decreased liquidity of stocks in general and smaller capitalization issues in particular. In addition, the imposition of decimalization on the stock exchanges, particularly Nasdaq, may have reduced liquidity and increased volatility and riskiness of small, thinly traded public companies because it may have created a disincentive for dealers to market and make markets in smaller issues.

The inability of our portfolio companies to market successfully their products would have a negative impact on our investment returns.

         Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive, rapidly changing and especially sensitive to adverse general economic conditions. Commercial success is difficult to predict and the marketing efforts of our portfolio companies may not be successful.

Because there is generally no established market in which to value our investments, our Investment and Valuation Committee's determination of their values may differ materially from the values that a ready market or third party would attribute to these investments.

         There is typically no public market of equity securities of the small privately held companies in which we invest. As a result, the valuation of most of the equity securities in our portfolio is subject to the good faith estimate of our Board of Directors. In the absence of a readily ascertainable market value, the estimated value of our portfolio of equity securities may differ significantly from the values that would be placed on the portfolio if a ready market for the equity securities existed. We adjust quarterly the valuation of our portfolio to reflect the Investment and Valuation Committee's estimate of the current fair value of each investment in our portfolio. Any changes in estimated fair value are recorded in our consolidated statements of operations as a change in the "Net (decrease) increase in unrealized appreciation on investments."

Quarterly results may fluctuate and are not indicative of future quarterly performance.

         Our quarterly operating results could fluctuate as a result of a number of factors. These factors include, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we and our portfolio companies encounter competition in our markets and general economic and market conditions. As a result of these factors, results for any one quarter should not be relied upon as being indicative of performance in future quarters.

Because we must distribute income, we will continue to need additional capital to fund our investments and operating expenses.

         We will continue to need capital to fund investments and to pay for operating expenses. Unless we elect to pay a federal income tax and retain the after-tax income, we must distribute at least 90 percent of our investment company taxable income to our stockholders to maintain our RIC status. As a result, if we make such distributions, such earnings will not be available to fund investments. If we fail to generate net realized long-term capital gains or to obtain funds from outside sources, it would have a material adverse effect on our financial condition and results as well as our ability to make follow-on and new investments. We do not normally establish reserves for taxes on unrealized capital gains. In addition, as a BDC, we are generally required to maintain a ratio of at least 200 percent of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances.

During some periods, there are few opportunities to take early stage companies public or sell them to established companies.

         During some periods, there may be few opportunities to gain liquidity or realize a gain on an otherwise successful investment, as the market for initial public offerings may be moribund, particularly for early stage, high technology companies. During such periods or other periods, it may also be difficult to sell such companies to established companies. The lack of exit strategies during such periods also tends to have an adverse effect on the ability of private equity companies to raise capital privately.

                            FINANCIAL HIGHLIGHTS

         The financial statements for the year ended December 31, 2001, which have been incorporated into this Prospectus by reference described below, have been so incorporated in reliance upon the report of Arthur Andersen LLP given on the authority of said firm as experts in accounting and auditing.

INCORPORATION BY REFERENCE


         Our Annual Report for the fiscal year ended December 31, 2001 (File No. 0-11576, filed March 12, 2002) Form 10-K and our Quarterly Report for the fiscal quarter ended March 31, 2002 (File No. 811-07074, filed May 15, 2002), each of which either accompanies this Prospectus or has previously been provided to the person to whom this Prospectus is being sent, are incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included therein. We will furnish, without charge, a copy of the Annual Report, as well as our latest 10Q, upon request by writing or calling the address or telephone number listed below.


                      THE OFFER AND PLAN OF DISTRIBUTION

TERMS OF THE OFFER


         We are issuing to shareholders on the Record Date ("Record Date Shareholders") Rights to subscribe for the shares of our common stock. Each Record Date Shareholder is being issued one transferable Right for every three shares of common stock owned on the Record Date. The Rights entitle the holder to acquire at the Subscription Price one share of common stock for each Right held. Fractional Rights will not be issued. Accordingly, the number of Rights issued to a shareholder on the Record Date will be rounded up to the next whole Right. In the case of shares of common stock held of record by Cede, as nominee for DTC, or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the next whole Right) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to us on or before the close of business on July 3, 2002 written representation of the number of Rights required for such rounding. Rights may be exercised at any time during the Subscription Period. See "Expiration of the Offer." The Right to acquire one additional share for each Right held during the Subscription Period at the Subscription Price is hereinafter referred to as the "Primary Subscription."


         In addition, a Record Date Shareholder who fully exercises all initially issued Rights is entitled to subscribe for shares that were not otherwise subscribed for by others on Primary Subscription (the "Over-Subscription Privilege"). For purposes of determining the maximum number of shares a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Cede, as nominee for DTC, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "Over-Subscription Privilege."

         Rights will be evidenced by Subscription Certificates. The number of Rights issued to each holder will be stated on the Subscription Certificates delivered to the holder. The method by which Rights may be exercised and shares paid for is set forth below in "Method of Exercise of Rights" and "Payment for Shares." A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment. See "Payment for Shares" below. Shares issued pursuant to an exercise of Rights will be listed on the NNM.


         The Rights are transferable until the Expiration Date and we anticipate that the Rights will be admitted for trading on the NNM. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and sold through the Subscription Agent. Although we cannot give any assurance that a market for the Rights will develop, trading in the Rights on the NNM will begin on the Business Days immediately following the Record Date and may be conducted until the close of trading on the last NNM trading day prior to the Expiration Date. Trading of the Rights on the NNM will be conducted until and including the last NNM trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below in "Method of Transferring Rights." The Common Stock will begin trading ex-Rights on the Business Days immediately following the Record Date.


         Nominees who hold shares of our common stock for the account of others, such as banks, brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with proper payment. In addition, beneficial owners of our common stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner's instructions.

OVER-SUBSCRIPTION PRIVILEGE

         If all of the Rights initially issued are not exercised, any shares for which subscriptions have not been received will be offered, by means of the Over-Subscription Privilege, to Record Date Shareholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of shares for which the Rights issued to them are exercisable. Record Date Shareholders who exercise all the Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient shares remain after the Primary Subscriptions have been exercised, all over-subscriptions will be honored in full. If sufficient shares are not available to honor all over-subscriptions, the available shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them. The percentage of remaining shares each over-subscribing shareholder may acquire will be rounded down to result in delivery of whole shares. The allocation process may involve a series of allocations in order to assure that the total number of shares available for over-subscriptions is distributed on a pro rata basis.

         The method by which shares will be distributed and allocated pursuant to the Over-Subscription Privilege is as follows. Shares will be available for purchase pursuant to the Over-Subscription Privilege only to the extent that the maximum number of shares is not subscribed for through the exercise of the Primary Subscription by the Expiration Date. If the shares so available ("Excess Shares") are not sufficient to satisfy all subscriptions pursuant to the Over-Subscription Privilege, the Excess Shares will be allocated pro rata (subject to the elimination of fractional shares) among those holders of Rights exercising the Over-Subscription Privilege, not to the number of shares requested pursuant to the Over- Subscription Privilege, but to the number of shares held on the Record Date; provided, however, that if this pro rata allocation results in any holder being allocated a greater number of Excess Shares than the holder subscribed for pursuant to the exercise of such holder's Over-Subscription Privilege, then such holder will be allocated only such number of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among all other holders exercising Over-Subscription Privileges. The formula to be used in allocating the Excess Shares is as follows:


Holder's Record Date Position                 x       Excess Shares Remaining
-----------------------------
Total Record Date Position of
All Over-Subscribers

         We will not offer or sell any shares which are not subscribed for under the Primary Subscription or the Over-Subscription Privilege.

THE SUBSCRIPTION PRICE

         The Subscription Price for the Shares to be issued pursuant to the Rights will be $2.25 per share representing a discount of $0.38 (14%) to our last reported net asset value of $2.63.


         The documents relating to the Offer were mailed to you on July 8, 2002. The net asset value per share of our common stock at the close of business on March 31, 2002 (the most recent data as of which we calculated our net asset value) was $2.63. The last reported sale price of a share of our common stock on the NNM on June 28, 2002 (the last date prior to the shares trading ex-Rights) was $[ ], representing a [ ]% premium in relation to the net asset value per share of common stock at the close of business on such date.


SALES BY SUBSCRIPTION AGENT


         Holders of Rights who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received on or before August 5, 2002. Upon the timely receipt of appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of commissions, to the holders. If the Rights can be sold, sales of the Rights for any particular holder will be deemed to have been effected at the weighted average price received by the Subscription Agent for all holders on the day such Rights are sold. The selling Rights holder will pay all brokerage commissions incurred by the Subscription Agent. These sales may be effected by the Subscription Agent through a registered broker-dealer affiliated with the Subscription Agent, at a commission or markup of up to $0.05 per Right, provided that, if the Subscription Agent is able to negotiate a lower brokerage commission or markup with an independent broker-dealer, the Subscription Agent will execute these sales through that other broker-dealer. The Subscription Agent will automatically attempt to sell any unexercised Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the fourth Business Day prior to the Expiration Date. These sales will be made net of commissions on behalf of the non-claiming shareholders. Proceeds from those sales will be held by The Bank of New York, in its capacity as the Company's transfer agent, for the account of the non-claiming shareholder until the proceeds are either claimed or escheat. There can be no assurance that the Subscription Agent will be able to complete the sale of any of these Rights and neither we nor the Subscription Agent have guaranteed any minimum sales price for the Rights. All of these Rights will be sold at the market price, if any, on the NNM or through an unaffiliated market maker if no market exists on the NNM.


METHOD OF TRANSFERRING RIGHTS

         The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights). In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.

         Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should allow at least three Business Days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent, (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained rights, if any, and
(iii) the Rights evidenced by the new Subscription Certificates to be exercised or sold by the recipients thereof. Neither the Company nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

         Except for the fees charged by the Subscription Agent for facilitating subscriptions (which will be paid by us as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of these commissions, fees or expenses will be paid by us or by the Subscription Agent.

         We anticipate that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription and Over-Subscription may be effected through, the facilities of DTC (Rights exercised through DTC are referred to as "DTC Exercised Rights").

EXPIRATION OF THE OFFER

         The Offer will expire on the Expiration Date unless we extend the Expiration Date. Rights will expire on the Expiration Date and thereafter may not be exercised.

SUBSCRIPTION AGENT

         The Subscription Agent is The Bank of New York. The Subscription Agent will receive from us an amount estimated to be $25,000 comprised of the fee for its services and the reimbursement for certain expenses related to the Offer. INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO THE BANK OF NEW YORK (TELEPHONE (800) 507-9357); HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.

METHOD OF EXERCISE OF RIGHTS

         Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Rights may also be exercised through a Rights holder's broker, who may charge the Rights holder a servicing fee in connection with such exercise.

         Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment for Shares"). The Subscription Certificate and payment should be delivered to The Bank of New York at the following address:

If By Mail:                         The Bank of New York
                                    Tender & Exchange Department
                                    P.O. Box 11248
                                    Church Street Station
                                    New York, NY 10286-1248

If By Hand:                         The Bank of New York
                                    Tender & Exchange Department
                                    3rd Floor
                                    One Wall Street
                                    New York, NY 10286

If By Overnight Courier:            The Bank of New York
                                    Tender & Exchange Department
                                    5th Floor
                                    385 Rifle Camp Road
                                    West Paterson, NJ 07424

PAYMENT FOR SHARES

         Holders of Rights who acquire shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

(1) A subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent has received a notice of guaranteed delivery by telegram or otherwise from a bank, a trust company, or a NNM member, guaranteeing delivery of (i) payment of the full Subscription Price for the shares subscribed for on Primary Subscription and any additional shares subscribed for pursuant to the Over-Subscription Privilege and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed Sub scription Certificate and full payment is not received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date. The notice of guaranteed delivery may be delivered to the Subscription Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Subscription Agent by facsimile transmission (telecopy number (973) 247-4077; telephone number to confirm receipt
         (973) 247-4075.

(2) Alternatively, a holder of Rights can send the Subscription Certificate together with payment in the form of (i) a certified check or money order, or (ii) a wire transfer in same day funds, for the shares subscribed for on Primary Subscription and additional shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on the Subscription Price of $2.25 per share. To be accepted, the payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at the addresses noted above prior to 5:00 p.m., New York time, on the Expiration Date. The Subscription Agent will deposit all stock purchase checks received by it prior to the final due date into a segregated interest-bearing account pending proration and distribution of shares. The Subscription Agent will not accept cash as a means of payment for shares. EXCEPT AS OTHERWISE SET FORTH BELOW, A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY WIRE TRANSFER (IN SAME DAY FUNDS), MONEY ORDER OR CERTIFIED CHECK DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES, MUST BE PAYABLE TO THE BANK OF NEW YORK, AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. If the aggregate Subscription Price paid by a Record Date Shareholder is insufficient to purchase the number of shares of Common Stock that the holder indicates are being subscribed for, or if a Record Date Shareholder does not specify the number of shares of Common Stock to be purchased, then the Record Date Shareholder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully exercised), and second, the Over-Subscription Privilege to the full extent of the payment tendered. If the aggregate Subscription Price paid by a Record Date Shareholder is greater than the shares he has indicated an intention to subscribe, then the Record Date Shareholder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully subscribed), and second, the Over- Subscription Privilege to the full extent of the excess payment tendered.

         Within ten Business Days following the Expiration Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each holder of Rights (or, if our shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing
(i) the number of shares acquired pursuant to the Primary Subscription, (ii) the number of shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per share and total purchase price for the shares and
(iv) any excess to be refunded by the Company to such holder as a result of payment for shares pursuant to the Over-Subscription Privilege which the holder is not acquiring. Any payment required from a holder of Rights must be received by the Subscription Agent on the Expiration Date, or if the Rights holder has elected to make payment by means of a notice of guaranteed delivery, on the third Business Day after the Expiration Date. Any excess payment to be refunded by the Company to a holder of Rights, or to be paid to a holder of Rights as a result of sales of Rights on his behalf by the Subscription Agent or exercises by Record Date Shareholders of their Over-Subscription Privileges, and all interest accrued on the holder's excess payment will be mailed by the Subscription Agent to the holder within fifteen Business Days after the Expiration Date. Interest on the excess payment will accrue through the date that is one Business Day prior to the mail date of the reimbursement check. All payments by a holder of Rights must be in United States dollars by wire transfer (in same day funds), money order or certified check drawn on a bank located in the continental United States of America and payable to The Bank of New York.

         Whichever of the two methods described above is used, issuance and delivery of certificates for the shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

         A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment by either of the two methods outlined above.

         If a holder of Rights who acquires shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, we reserve the right to take any or all of the following actions:
(i) find other purchasers for such subscribed-for and unpaid-for shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) sell all or a portion of the shares purchased by the holder, in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed shares and to enforce the relevant guaranty of payment.

         Holders who hold shares of common stock for the account of others, such as brokers, trustees or depositaries for securities, should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of common stock or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner's instructions.

         The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE COMPANY.

         The method of delivery of Subscription Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights holders, but if sent by mail it is recommended that the Subscription Certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York City time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of a wire transfer (in same day funds), a certified or cashier's check or money order.

         All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by us and our determination will be final and binding. In our sole discretion we may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. Neither we nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

DELIVERY OF STOCK CERTIFICATES

         Certificates representing shares purchased pursuant to the Primary Subscription will be delivered to subscribers as soon as practicable after the corresponding Rights have been validly exercised and full payment for the shares has been received and cleared. Certificates representing shares purchased pursuant to the Over-Subscription Privilege will be delivered to subscribers as soon as practicable after the Expiration Date and after all allocations have been effected.

FEDERAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS

         For United States federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to you. Moreover, you will not realize a loss if you do not exercise the Rights. The holding period of a Right received by you includes the holding period of the Common Shares with regard to which the Right is issued. The holding period for a share acquired upon exercise of a Right begins with the date of exercise.

         If a Right is sold, a gain or loss will be realized by the shareholder in an amount equal to the difference between the basis of the Right sold (as described below) and the amount realized on its disposition. The basis for determining gain or loss upon the sale of a share acquired upon the exercise of a Right will be equal to the sum of (i) the subscription price per share, (ii) any servicing fee charged to you by your broker, bank or trust company, and (iii) the basis, if any, in the Rights that you exercised (as described below).

         A gain or loss recognized upon a sale of a share acquired upon the exercise of a Right will be a capital gain or loss assuming the share is held as a capital asset at the time of sale. This gain or loss will be a long-term capital gain or loss if the share has been held at the time of sale for more than one year.

         As noted above, your basis in shares issued under the Offer includes your basis in the Rights underlying those shares. If the aggregate fair market value of the Rights at the time they are distributed is less than 15% of the aggregate fair market value of the Company's Common Stock at such time, the basis of the Rights issued to you will be zero unless you elect to allocate your basis of previously owned shares to the Rights issued to you in the Offer. This allocation is based upon the relative fair market value of such shares and the Rights as of the date of distribution of the Rights. Thus, if you make such an election and the Rights are later exercised, the basis in the shares you originally owned will be reduced by an amount equal to the basis allocated to the Rights. This election must be made in a statement attached to your federal income tax return for the year in which the Rights are distributed. If the Rights expire without exercise, you will not be permitted to allocate a portion of your basis in the shares to the unexercised Rights and, therefore, you will realize no loss.

         The foregoing is a general summary of the material United States federal income tax consequences of the receipt, exercise and sale of Rights. The discussion is based upon applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury regulations thereunder and other authorities currently in effect, and does not cover state, local or foreign taxes. The Code and Treasury regulations thereunder are subject to change by legislative or administrative action, possibly with retroactive effect. You should consult your tax advisors regarding specific questions as to federal, state, local or foreign taxes. You should also review the discussion of certain tax considerations affecting yourself and the Company set forth under "Taxation."

EMPLOYEE PLAN CONSIDERATIONS

         Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts ("IRA") (each a "Benefit Plan" and collectively, "Benefit Plans"), should be aware that additional contributions of cash in order to exercise Rights may be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

         Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

         ERISA contains prudence and diversification requirements and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan's exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering sales of securities).

         Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.


                              USE OF PROCEEDS

         We estimate the gross proceeds of the Offer to be approximately $6,648,172. This figure is based on the Subscription Price per share of $2.25 and assumes all shares offered are sold and that the expenses related to the Offer are approximately $176,726.

         We expect to invest such proceeds in accordance with our investment objectives and policies within twelve months after receipt of such proceeds, depending on the available investment opportunities for the types of investment. We may invest either directly or through a wholly-owned subsidiary, which would be formed as a Small Business Investment Corporation ("SBIC"). A SBIC can obtain, at relatively low cost, government loans. However, a SBIC is required to share a portion of its profits with the government as well. We have not yet decided whether or not to apply for a SBIC license. There can be no assurance that, if we do apply for a SBIC license, our application will be accepted.


         Under normal circumstances, we will invest at least 80% of our assets (net assets and any amounts borrowed for investment purposes) in tiny-technology company investments. For this purpose, tiny-technology companies are companies whose capitalization is less than $500 million at the time of our investment and whose business focus is on new technologies. Although we intend to invest entirely in companies involved significantly in tiny technologies, we may also make follow-on investments in existing portfolio companies involved in other technologies. This policy is not a fundamental policy and accordingly may be changed without shareholder approval, although we will give shareholders at least 60 days prior notice of any change. We may continue to make follow-on investments in non-tiny-technology companies now in our portfolio, subject to the foregoing discussion, with part of the cash and equivalents now held by the Company.


               GENERAL DESCRIPTION OF OUR PORTFOLIO COMPANIES

         We invest in privately held development stage or start-up businesses. These businesses tend to be undercapitalized, unproven small companies based on risky technologies that lack management depth and have not attained profitability or have no history of operations. In connection with our investments in these types of companies, we provide managerial assistance to our private investees which, in our opinion, have significant potential for growth. In addition, we may own 100 percent of the securities of such a start-up investment for a period of time and may control such company for a substantial period.

         The following are brief descriptions of each portfolio company in which we are invested. With the exception of PHZ Capital Partners, L.P. ("PHZ"), which has been profitable and has made cash distributions to its partners, including us, for several years, and Alpha Simplex Group, LLC, ("Alpha"), which made a cash distribution to its partners, including us, this year, each of the following portfolio companies is in its developmental stage or is a start-up business. Except for PHZ, Alpha and Exponential Business Development Company ("EBDC"), all of the companies may require additional funding which may not be obtainable at all or on the terms of their most recent fundings, which would result in partial or complete write-downs in value. In general, private equity is currently difficult to obtain. Each company, including PHZ and Alpha, is dependant upon a single or small number of customers and/or key operating personnel. All of the following companies rely heavily upon the technology associated with their respective business or, in the case of EBDC, with the companies in which it invests. Therefore, each company places great importance on its relevant patents, trademarks, licenses, algorithms, trade secrets, franchises or concessions. Lastly, each company is particularly vulnerable to general economic and capital markets conditions and to changes in government regulation, interest rates or technology.


         Alpha Simplex Group, LLC, ("Alpha"), located at One Cambridge Center, 9th Floor, Cambridge, MA, 02139, is an investment advisory firm. The company conducts a quantitative based hedge-fund operation. Alpha was founded by Dr. Andrew W. Lo, the Harris & Harris Group Professor at the MIT Sloan School. Charles E. Harris has agreed to serve as an advisor to the company. As of March 31, 2002, we held 50,000 units (representing 0.5% of the total units outstanding) of Alpha, at no cost, subject to vesting at the rate of 2,500 units per quarter. As of March 31, 2002, 30,000 units were fully vested at a valuation of $4,763. The Managing Member of the company is Dr. Andrew W. Lo.


         Experion Systems, Inc. ("Experion"), located at 300 Concord Road, Billerica, MA, 01821, develops and sells an e-business software package known as Guided Selling Systems (GSS) for credit unions to sell mortgages and other financial products to their members. Experion is a non-controlled affiliated company of Harris & Harris Group, Inc. As of March 31, 2002, we held 187,500 shares of Series A Convertible Preferred Stock (representing 24.29% of the total shares of Series A Convertible Preferred Stock outstanding) and 22,500 shares of Series B Convertible Preferred Stock (representing 8.04% of the total shares of Series B Convertible Preferred Stock outstanding) of Experion. As of the above date, the total amount of shares of Experion held by us was valued at $600,000. Charles E. Harris serves as a director of the company. Ross Blair is the chief executive officer of the company, and Dr. Glen Urban, the David Austin Professor of Marketing at the MIT Sloan School, is the chairman of the company.


         Exponential Business Development Company ("EBDC"), located at 216 Walton Street, Syracuse, NY, 13202, is a venture capital partnership that invests in early stage manufacturing, software development and communication technology industries in New York's Capitol region. As of March 31, 2002, we held one Limited Partnership Unit (representing 0.87% of the total Limited Partnership Units outstanding) of EBDC.
         As of the date above, the Limited Partnership Unit of EBDC held by us was valued at $25,000. The administrative partner of the company is Dirk E. Sonneborn.


         Informio, Inc. ("Informio"), located at 430 Bedford Street, Lexington, MA, 02420, was a wireless web infrastructure service firm. Informio technology permits web audio content to be identified, qualified, organized and formatted for access and navigation from a wireless or wireline telephone. This permits web content to be presented to the user in voice and audio format rather than forcing the user to read the web content. As of March 31, 2002, we held 229,364 shares of Series A Convertible Preferred Stock (representing 1.18% of the total Series A Convertible Preferred Stock outstanding) of Informio. As of the date above, the Series A Convertible Preferred Stock of Informio held by us was valued at $151,380. Informio plans to liquidate. The chief executive officer of the company is Alex Laats.

         Kriton Medical, Inc. ("Kriton"), located at 3351 Executive Way, Miramar, FL, 33025, is a privately held company engaged in research and development of implantable rotary blood pumps for patients who suffer from congestive heart failure. As of March 31, 2002, we held 476,191 shares of Series B Convertible Preferred Stock (representing 7.90% of the total Series B Convertible Preferred Stock outstanding) of Kriton. As of the date above, the Series B Convertible Preferred Stock of Kriton held by us was valued at $1,000,001. The chief executive officer of the company is Dr. Robert B. Fine.


         NanoOpto Corporation (NanoOpto), a privately held company spun off from Princeton University, located at 1600 Cottontail Lane, Somerset, NJ, 08873, plans to be the first company to develop and manufacture innovative, high performance, integrated optical communications sub-components in a chip. NanoOpto plans to apply revolutionary technologies to overcome roadblocks in market demand for optical networking by delivering increased network and architecture flexibility, and lower overall costs, based on patented technology. As of March 31, 2002, we held 267,857 shares of Series A-1 Convertible Preferred Stock (representing 7.81% of the total Series A-1 Convertible Preferred Stock outstanding) of NanoOpto. As of the date above, the Series A-1 Convertible Preferred Stock of NanoOpto held by us was valued at $625,000. The chief executive officer of the company is Barry J. Weinbaum.

         Nanopharma Corp. ("Nanopharma"), located at 191 Commonwealth Avenue, Boston, MA, 02116, is a privately held company spun off from Massachusetts General Hospital. Nanopharma is a research-based pharmaceutical company founded to develop advanced drug delivery systems. Nanopharma's main goal is to provide fully biodegradable nanoscopic drug delivery vehicles based on proprietary molecular constructs and "biological stealth" materials. The company also plans to pursue an out-licensing program for its platform technologies. As of March 31, 2002, we held 684,516 shares of Series A Convertible Preferred Stock (representing 87.5% of the total Series A Convertible Preferred Stock outstanding) of Nanopharma. As of the date above, the Series A Convertible Preferred Stock of Nanopharma held by us was valued at $700,000. Charles E. Harris is a director of the company. The chief executive officer of the company is Michael Tarnow.


         Nantero, Inc. ("Nantero"), a privately held company spun off from Harvard University, located at 25-D Olympia Avenue, Woburn, MA, 01801, intends to be a fabless semiconductor company, focusing on the development of non-volatile random access memory (NRAM) based on carbon nanotubes. As of March 31, 2002, we held 345,070 shares of Series A Preferred Stock (representing 8.17% of the total Series A Preferred Stock outstanding) of Nantero. As of the date above, the Series A Preferred Stock of Nantero held by us was valued at $489,999. The chief executive officer of the company is Greg Schmergel.


         NeoPhotonics Corporation ("Neo"), located at 49040 Milmont Drive, Fremont, CA, 94538, is developing planar optical devices and components to manufacture and offer to leading optical component manufacturers using its patented nanomaterials deposition technology. The company is developing functional component arrays to offer integrated optical "systems on a chip" to leading component vendors. As of March 31, 2002, we held 1,478,197 shares of Series D Convertible Preferred Stock (representing 4.27% of the total Series D Convertible Preferred Stock outstanding) of Neo. As of the date above, the total amount of shares of Neo held by us was valued at $1,000,000. The chief executive officer of the company is Timothy S. Jenks.


         NeuroMetrix, Inc. ("NeuroMetrix"), a privately held company spun off from MIT, located at 62 Fourth Avenue, Waltham, MA, 02451, develops and sells medical diagnostic products based on patented intellectual property related to developing inexpensive, portable instruments which permit low cost, non-invasive diagnostic tests. The company's core technology is focused on utilizing low-level, non-invasively measured, electrophysiological signals from nerves and muscles to perform an array of clinical diagnostic tests. The company's first product tests for and monitors carpal tunnel syndrome. The company's recently announced second product tests lower back pain. NeuroMetrix is a non-controlled affiliated company of Harris & Harris Group, Inc. As of March 31, 2002, we held 875,000 shares of Series A Convertible Preferred Stock (representing 100% of the total Series A Convertible Preferred Stock outstanding), 625,000 shares of Series B Convertible Preferred Stock (representing 100% of the total Series B Convertible Preferred Stock outstanding), 1,148,100 shares of Series C-2 Convertible Preferred Stock (representing 28.72% of the total Series C Convertible Preferred Stock outstanding) and 266,665 shares of Series E Convertible Preferred Stock (representing 6.0% of the total Series E Convertible Preferred Stock outstanding) of NeuroMetrix. As of the date above, the total amount of shares of NeuroMetrix held by us was valued at $6,708,225. Charles E. Harris serves as a director of the company. The chief executive officer of the company is Dr. Shai N. Gozani.

         PHZ Capital Partners L.P. ("PHZ"), located at 321 Commonwealth Road, Wayland, MA, 01778, is a non-registered investment advisor utilizing proprietary algorithms to manage third-party assets through private limited partnerships investing primarily in global financial futures, long/short equities and interbank FX. Charles E. Harris serves as a director for each of PHZ Global Fund Ltd., PHZ Long/Short Equity Fund (Cayman) Ltd. and PHZ Long/Short Trading Ltd. PHZ is a non-controlled affiliated company of Harris & Harris Group, Inc. As of March 31, 2002, we held the Sole Limited Partnership interest (representing 100% of the Limited Partnership interests outstanding) of Harris Partners I, L.P., which owns a Limited Partnership interest (representing 20% of the Limited Partnership interests outstanding) in PHZ. As of the date above, the Limited Partnership interest of Harris Partners I, L.P. held by us was valued at $2,009,495, and the Limited Partnership Interest of PHZ held by Harris & Harris Enterprises, Inc. as General Partner of Harris Partners I was valued at $883,003. The Managing Partner of the company is Dr. James M. Hutchinson.

         Questech Corporation ("Questech"), located at 92 Park Street, Rutland, VT, 05701, manufactures and sells custom tile lines and trim products, based on its proprietary technology, with revenue generated primarily from stock products. Questech is a non-controlled affiliated company of Harris & Harris Group, Inc. As of March 31, 2002, we held 646,954 shares of Common Stock (representing 8.54% of the total Common Stock outstanding) of Questech, as well as warrants to purchase 1,965 shares of Common Stock of the company at $5.00 per share and 1,250 shares of Common Stock of the company at $1.50 per share. As of the date above, the Common Stock of Questech held by us was valued at $724,588. Mel P. Melsheimer serves as a director of the company. The chief executive officer of the company is Barry J. Culkin.

         Schwoo, Inc. ("Schwoo"), located at 2100 Wharton Street, Suite 500, Pittsburgh, PA, 15203, was developing a software-based Automated Security Management System to monitor for, detect and respond to security attacks or misuse in real time, learning from its experience and predicting new attacks. Schwoo was a non-controlled affiliated company of Harris & Harris Group, Inc. HHGP had advanced convertible bridge loans in the amount of $360,250 to the company. The bridge financing could have been converted at our option into Series B Convertible Preferred Stock of Schwoo or, if outstanding upon consummation of a VC led round of financing, into Series C Convertible Preferred Stock of Schwoo. As of March 31, 2002, we held 2,306,194 shares of Series B Convertible Preferred Stock (represent ing 46.19% of the total Series B Convertible Preferred Stock outstanding) of Schwoo, as well as total Bridge Loans, Demand Loans, accrued interest and warrants convertible into 2,003,118 shares of Series B Convertible Preferred Stock at $0.3853 per share. As of the date above, the convertible bridge loans and the Series B Convertible Preferred Stock of Schwoo held by us was valued at $0. Schwoo, which filed for Chapter 7 bankruptcy in February of 2002, is being liquidated. The chief executive officer of the company was Dana F. Emmott.




                               SUBSEQUENT EVENTS



         Continuum Photonics, Inc. ("Continuum"), located at 45 Manning Road, Billerica, MA 01821, is developing a family of unique and value-added optical networking subsystems that will enhance the flexibility and reliability of optical networks by offering equipment manufacturers capabilities heretofore unavailable. Continuum is an unaffiliated company of Harris & Harris Group, Inc. As of June 24, 2002, we held 2,000,000 shares of the Series B Convertible Preferred Stock (representing 7.1% of the total Series B Preferred Stock outstanding) of Continuum. As of the date above, the Series B Preferred Stock of Continuum held by us was valued at $1,000,000. The chief executive officer of the company is Jeffrey
         D. Farmer.


         Nanotechnologies, Inc. ("Nanotechnologies"), located at 1908 Kramer Lane, Building B, Suite L, Austin, TX 78758, is developing for production a wide variety of high-performance nanoscale materials for industry. Nanotechnologies is a non-controlled affiliated company of Harris & Harris Group, Inc. As of May 3, 2002, we held 1,538,837 shares of Series B Convertible Preferred Stock (representing 11.77% of the total Series B Preferred Stock outstanding) of Nanotechnologies. As of the date above, the Series B Convertible Preferred Stock of Nanotechnologies held by us was valued at $750,000. The chief executive officer of the company is Gary Pankonien.


         Optiva, Inc. ("Optiva"), located at 377 Oyster Point Boulevard, Suite 13, South San Francisco, CA, 94080, is developing and commercializing a new class of nanomaterials for advanced optical applications initially for the flat panel display industry. Optiva is an unaffiliated company of Harris & Harris Group, Inc. As of June 14, 2002, we held 454,545 shares of the Series C Preferred Stock (representing 5.51% of the total Series C Preferred Stock outstanding) of Optiva. As of the date above, the Series C Preferred Stock of Optiva held by us was valued at $500,000. The chief executive officer of the company is Andrew D. Wahl.



                                   BUSINESS

GENERAL


         We are a venture capital investment company, operating as a Business Development Company under the 1940 Act. Our investment objective is long-term growth through capital appreciation rather than current income from our investments. We have invested a substantial portion of our assets in privately held start-up companies and in the development of new technologies in a broad range of industry segments. These privately held businesses generally tend to be thinly capitalized, unproven small companies based on risky technologies that lack management depth and have as yet not attained profitability. Recently we decided to focus our new business activities on tiny technology, including but not limited to nanotechnology, microsystems and microelectromechanical systems (MEMS) technology. As a venture capital company, we invest in and provide managerial assistance to our portfolio companies which, in our opinion, have significant potential for growth. We are managed by our Board of Directors and officers and have no investment advisor.

         Under normal circumstances, we will invest at least 80% of our assets (net assets and any amounts borrowed for investment purposes) in tiny-technology company investments. For this purpose, tiny-technology companies are companies whose capitalization is less than $500 million at the time of our investment and whose business focus is on new technologies. Although we intend to invest entirely in companies involved significantly in tiny technologies, we may also make follow-on investments in existing portfolio companies involved in other technologies. This policy is not a fundamental policy and accordingly may be changed without shareholder approval, although we will give shareholders at least 60 days prior notice of any change.


         Neither our investments, nor an investment in us, are intended to constitute a balanced investment program. We expect to be risk seeking rather than risk averse in our investment approach. To such end, we reserve the fullest possible freedom of action, subject to our certificate of incorporation, applicable law and regulations, and policy statements contained herein. There can be no assurance that our investment objective will be achieved.

         We expect to invest a substantial or major portion of our assets in securities that do not pay interest or dividends and that are subject to legal or contractual restrictions on resale that may adversely affect the liquidity and marketability of such securities.


         We expect to make speculative investments with limited marketability and a greater risk of investment loss than less speculative issues. Although we recently decided to focus our new investments in tiny technology, such technology is enabling technology applicable to a wide range of fields and businesses, and we do not seek to invest in any particular industries or categories of investments. Our securities investments may consist of private, public or governmental issuers of any type. Subject to RIC diversification requirements, we may commit all of our assets to only a few investments.


         Achievement of our investment objectives is basically dependent upon the judgment of our management. Charles E. Harris, Chairman and Chief Executive Officer of the Company, and a "control" person as defined in the 1940 Act, is primarily responsible, and Mel P. Melsheimer, President and Chief Operating Officer, is secondarily responsible, for making or supervising all investment decisions of the Company under the direction of the Company's Board of Directors. There can be no assurance that a suitable replacement could be found for Mr. Harris in the event of his death, resignation, retirement or inability to act on behalf of the Company.

         Subject to continuing to meet the tests for being a BDC, there are no limitations on the types of securities or other assets in which we may invest. Investments may include the following:

o Equity, equity-related securities (including warrants) and debt with equity features from either private or public issuers.

o Venture capital investments, whether in corporate, partnership or other form, including development stage or start-up entities.

o Intellectual property or patents or research and development in technology or product development that may lead to patents or other marketable technology.

o Debt obligations of all types having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity.

o        Foreign securities.

o        Miscellaneous investments.

         The following is a brief description of the types of assets which we may invest in, the investment strategies we may utilize and the attendant risks associated with our investments and strategies:

EQUITY, EQUITY-RELATED SECURITIES AND DEBT WITH EQUITY FEATURES

         We may invest in equity, equity-related securities and debt with equity features ("Equity Securities"). Equity Securities include common stock, preferred stock, debt instruments convertible into common or preferred stock, limited partnership interests, other beneficial ownership interests, and warrants, options or other rights to acquire any of the foregoing.

         Investments may be made in companies with operating histories that are unprofitable or marginally profitable, that have negative net worth or that are involved in bankruptcy or reorganization proceedings. Such investments would involve businesses that management believes have turnaround potential through the infusion of additional capital and management assistance. In addition, we may make investments in connection with the acquisition or divestiture of companies or divisions of companies. There is a significantly greater risk of loss with these types of securities than is the case with traditional investment securities.

         We may also invest in publicly-traded securities of whatever nature, including relatively small, emerging growth companies that management believes have long-term growth possibilities.

         Warrants, options and convertible or exchangeable securities generally give the investor the right to acquire specified Equity Securities of an issuer at a specified price during a specified period or on a specified date. Warrants and options fluctuate in value in relation to the value of the underlying security and the remaining life of the warrant or option, while convertible or exchangeable securities fluctuate in value both in relation to the intrinsic value of the security without the conversion or exchange feature and in relation to the value of the conversion or exchange feature, which is like a warrant or option. When the Company invests in these securities, it incurs the risk that the option feature will expire worthless, thereby either eliminating or diminishing the value of the Company's investment.

         Investments in Equity Securities of private companies involve securities that are restricted as to sale and cannot be sold in the open market without registration under the Securities Act of 1933 or pursuant to a specific exemption from such registration, and therefore the opportunities for sale are more limited than in the case of marketable securities, although such investments may be purchased at more advantageous prices and may offer attractive investment opportunities. Even if we complete an initial public offering, we are typically subject to a lock-up agreement, and the stock price may decline substantially before we are free to sell. Even if we have registration rights to make our investments more marketable, a considerable amount of time may elapse between a decision to sell or register such securities for sale and the time when we are able to sell such securities, hence the prices obtainable upon sale may be adversely affected by market conditions or negative conditions affecting the issuer during the intervening time.

VENTURE CAPITAL INVESTMENTS


         We expect to invest in development stage or start-up businesses. These businesses tend to be undercapitalized, unproven small companies that lack management depth and have not attained profitability or have no history of operations. Tiny-technology companies have science and engineering risks in addition to commercialization risk. Because of the speculative nature of these investments by us and the lack of any market for the securities purchased by us, there is significantly greater risk of loss than is the case with traditional investment securities. We expect that some of our venture capital investments will be a complete loss or will be unprofitable and that some will appear to be likely to become successful but never realize that potential.


         We may own 100 percent of the securities of a start-up investment for a period of time and may control such company for a substantial period. Start-up companies are more vulnerable than better capitalized companies to adverse business or economic developments. Start-up businesses generally have limited product lines, service niches, markets and/or financial resources. Start-up companies are not well-known to the investing public and are subject to potential bankruptcy, general movements in markets, and perceptions of potential growth.

         In connection with our venture capital investments, we may be involved in recruit ing management, formulating operating strategies, product development, marketing and advertising, assistance in financial plans, as well as providing management in the initial start-up stages and establishing corporate goals. We may assist in raising additional capital for such companies from other potential investors and may subordinate our own investment to that of other investors. We may also find it necessary or appropriate to provide additional capital of our own. We may introduce such companies to potential joint venture partners, suppliers and customers. In addition, we may assist in establishing relationships with investment bankers and other professionals. We may also assist with mergers and acquisitions. We do not derive income from such companies for the performance of any of the above services.

         We may control or be represented on the board of directors of a company for which we have provided venture capital by one or more of our officers or directors, who may also serve as officers of such a company. We indemnify our officers and directors for serving on the boards of directors or as officers of investee companies, which exposes us to additional risks. Particularly during the early stages of an investment, we may in effect be conducting the operations of the company. As a venture company emerges from the developmental stage with greater management depth and experience, we expect that our role in the company's operations will diminish. Our goal is to assist each company in establishing its own independent capitalization, management and board of directors. We expect to be able to reduce our interest in those start-up companies which become successful.

         Following an initial investment in portfolio companies, we may make additional investments in such portfolio companies as "follow-on" investments, in order to: (1) increase or maintain in whole or in part our ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; (3) preserve our proportionate ownership in a subsequent financing; or (4) attempt to preserve or enhance the value of our investment. Recently, "pay to play" provisions have become common in venture capital transactions; such provisions require proportionate investment in subsequent rounds of financing in order to preserve certain preferred rights such as anti-dilution protection or to prevent preferred shares from being converted to common shares.

         There can be no assurance that we will make follow-on investments or have sufficient funds to make such investments; we have the discretion to make any follow-on investments as we determine, subject to the availability of capital resources. The failure to make such follow-on investments may, in certain circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation, or may cause us to lose certain or all preferred rights pursuant to "pay to play" provisions. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC or regulated investment company ("RIC") requirements.

INTELLECTUAL PROPERTY

         We believe there is a role for organizations that can assist in technology transfer. Scientists and institutions that develop and patent intellectual property perceive the need for and rewards of entrepreneurial commercialization of their inventions. We believe that our experience in organizing and developing new companies; our willingness to invest our own capital at the highest-risk seeding stage; our access to high-grade institutional sources of intellectual property; our knowledge of the capital markets; our experience with business incubators; and our willingness, on a selective basis, to do as much of the early work as we are qualified to do, combine to give us a value-added role to play in the commercialization of technology.

         Our form of investment may be: l) funding of research and development in the development of a technology; 2) obtaining licensing rights to intellectual property or patents; 3) outright acquisition of intellectual property or patents; and 4) formation and funding of companies or joint ventures to further commercialize intellectual property. Income from our investments in intellectual property or its development may take the form of participation in licensing or royalty income, fee income, or some other form of remuneration. Investment in developmental intellectual property rights involves a high degree of risk that can result in loss of our entire investment as well as additional risks including uncertainties as to the valuation of an investment and potential difficulty in liquidating an investment. Further, investments in intellectual property generally require investor patience as investment return may be realized only after or over a long period. At some point during the commercialization of a technology, our investment may be transformed into ownership of securities of a development stage or start-up company as discussed under "Venture Capital Investments" above. Investment in intellectual property is highly risky.

DEBT OBLIGATIONS

         We may hold debt securities for income and as a reserve pending more speculative investments. Debt obligations may include commercial paper, bankers' acceptances, receivables or other asset-based financing, notes, bonds, debentures, or other debt obligations of any nature and repurchase agreements related to such securities. These obligations may have varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity from private, public or governmental issuers of any type located anywhere in the world. We may invest in debt obligations of companies with operating histories that are unprofitable or marginally profitable; that have negative net worth or that are involved in bankruptcy or reorganization proceedings; or that are start-up or development stage entities. In addition, we may participate in the acquisition or divesti ture of companies or divisions of companies through issuance or receipt of debt obligations.

         It is likely that our investments in debt obligations will be of varying quality, including non-rated, highly speculative debt investments with limited marketability. Investments in lower-rated and non-rated securities, commonly referred to as "junk bonds," are subject to special risks, including a greater risk of loss of principal and non-payment of interest. Generally, lower-rated securities offer a higher return potential than higher-rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Lower-rated securities and comparable non-rated securities will likely have large uncertain ties or major risk exposure to adverse conditions and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties to issuers of lower-rated securities would likely reduce the value of lower-rated securities held by us, with a commensurate effect on the value of our shares.

         The markets in which lower-rated securities or comparable non-rated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict our ability to obtain accurate market quotations for the purposes of valuing lower-rated or non-rated securities and calculating net asset value or to sell securities at their fair value. The public market for lower-rated securities and comparable non-rated securities is relatively new and has not fully weathered a major economic recession. Any such economic downturn could adversely affect the ability of issuers' lower-rated securities to repay principal and pay interest thereon. The market values of certain lower-rated and non-rated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of lower-rated securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. We may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

         The market value of investments in debt securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type at the time purchased. When interest rates decline, the market value of a debt portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when interest rates increase, the market value of a debt portfolio already invested at lower yields can be expected to decline. Deterioration in credit quality also generally causes a decline in market value of the security, while an improvement in credit quality generally leads to increased value.

FOREIGN SECURITIES

         We may make investments in securities of issuers whose principal operations are conducted outside the United States, and whose earnings and securities are stated in foreign currency.

         Compared to otherwise comparable investments in securities of U.S. issuers, currency exchange risk of securities of foreign issuers is a significant variable. The value of such investments to us will vary with the relation of the currency in which they are denominated to the U.S. dollar, as well as with intrinsic elements of value such as credit risk, interest rates and performance of the issuer. Investments in foreign securities also involve risks relating to economic and political developments, including nationalization, expropriation, currency exchange freezes and local recession. Securities of many foreign issuers are less liquid and more volatile than those of comparable U.S. issuers. Interest and dividend income and capital gains on our foreign securities may be subject to withholding and other taxes that may not be recoverable by us. We may seek to hedge all or part of the currency risk of our investments in foreign securities through the use of futures, options and forward currency purchases or sales.

         In pursuit of our investment strategy, we may employ one or more of the following strategies in order to enhance investment results.

BORROWING AND MARGIN TRANSACTIONS

         We may from time to time borrow money or obtain credit by any lawful means from banks, lending institutions, other entities or individuals, in negotiated transactions; and may issue, publicly or privately, bonds, debentures or notes, in series or otherwise, with such interest rates and other terms and provisions, including conversion rights, on a secured or unsecured basis, for any purpose of the Company, up to the maximum amounts and percentages permitted for closed-end investment companies under Section 18 of the 1940 Act, or any successor statute or law, as the same may be amended from time to time, or as amplified or modified by rules adopted thereunder. The 1940 Act currently prohibits us from borrowing any money or issuing any other senior securities (other than preferred stock and other than temporary borrowings of up to five percent of its assets), if giving effect to such borrowing or issuance, the value of our total assets would be less than 200 percent of the total liabilities of the Company (other than liabilities not constituting senior securities). We may pledge assets to secure any such borrowings.

         A primary purpose of our borrowing power is for leverage, to increase our ability to acquire investments. Borrowings for leverage accentuate any increase or decrease in the market value of our investments and thus our net asset value. Since any decline in the net asset value of our investments will be borne first by holders of common stock, the effect of leverage in a declining market would be a greater decrease in net asset value applicable to the common stock than if the Company were not leveraged. Any such decrease would likely be reflected in a decline in the market price of the common stock. To the extent the income derived from assets acquired with borrowed funds exceeds the interest and other expenses associated with such borrowing, the Company's total income will be greater than if borrowings were not used. Conversely, if the income from such assets is not sufficient to cover the borrowing costs, the Company's total income will be less than if borrowings were not used. If our current income is not sufficient to meet our borrowing costs (repayment of principal and interest), we might have to liquidate certain of our investments when it may be disadvantageous to do so. Borrowings by the Company for the purpose of buying most liquid equity securities will be subject to the margin rules, which require excess liquid collateral marked to market daily. If we are unable to post sufficient collateral, we would be required to sell securities to remain in compliance with the margin rules. Any such sales might be at disadvantageous times or prices.

ISSUANCE OF PREFERRED STOCK

         Our Board of Directors is authorized by the Articles of Incorporation of the Company to issue up to 2,000,000 shares of preferred stock having a par value of $.10 per share. The Board of Directors is authorized to divide up such preferred stock in one or more series and to determine the terms of each series, including but not limited to the voting rights, redemption provisions, dividend rate and liquidation preference. Any such terms must be consistent with the requirements of the 1940 Act. The 1940 Act currently prohibits us from issuing any preferred stock if after giving effect to such issuance the value of our total assets, less all liabilities and indebtedness other than senior securities, would be less than 200 percent of the aggregate amount of senior securities representing indebtedness plus the aggregate involuntary liquidation value of the preferred stock of the Company (other than up to five percent borrowings for temporary purposes). Leveraging with preferred stock raises the same general potential for loss or gain and other risks as does leveraging with borrowings described above.

REPURCHASE OF SHARES

         Our shareholders do not have the right to compel us to redeem their shares of the Company. We may, however, purchase outstanding shares of our common stock from time to time subject to approval of our Board of Directors and compliance with applicable corporate and securities laws. The Board of Directors may authorize such purchases from time to time when they are deemed to be in the best interests of our shareholders, but could do so only after notification to shareholders. There can be no assurance that the Board of Directors will decide to undertake any purchases of the Company's common stock.


         Purchases of our common shares by us would decrease our total assets and would therefore likely have the effect of increasing our expense ratio. Subject to our investment restrictions, we may borrow money to finance the repurchase of our common stock in the open market pursuant to any tender offer. Interest on any borrowings to finance share repurchase transactions will reduce our net assets. If, because of market fluctuations or other reasons, the value of our assets falls below the required 1940 Act coverage requirements, we may have to reduce our borrowed debt to the extent necessary to comply with such requirement. To achieve such reduction, it is possible that we may be required to sell portfolio securities at inopportune times when it may be disadvantageous to do so. Since 1998, we have repurchased a total of 1,828,740 of our shares at a total cost of $3,405,531, or $1.86 per share. Because of our recent decision to invest in tiny technology, our Board of Directors does not currently intend to authorize the purchase of additional shares of our stock.


PORTFOLIO COMPANY TURNOVER

         Changes with respect to portfolio companies will be made as management considers necessary in seeking to achieve our investment objective. The rate of portfolio turnover will not be treated as a limiting or relevant factor when circumstances exist which are considered by management to make portfolio changes advisable.

         Although we expect that many of our investments will be relatively long-term in nature, changes in particular portfolio holdings may be made whenever it is considered that an investment no longer has substantial growth potential or has reached its anticipated level of performance, or (especially when cash is not otherwise available) that another investment appears to have a relatively greater opportunity for capital appreciation. General portfolio changes may also be made to increase our cash to position the Company in a defensive posture. Portfolio changes will be made without regard to the length of time an investment has been held, or whether a sale results in profit or loss, or a purchase results in the reacquisition of an investment which we may have only recently sold.

         If management's evaluation of particular investments or general conditions changes frequently, portfolio changes may be expected to occur rapidly and with great frequency. The portfolio turnover rate may vary greatly from year to year as well as during a year and may also be affected by cash requirements.

                         MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS

         Set forth below are the names, positions held with the Company and principal occupations during the past five years of our directors and certain of our executive officers. There are no family relationships between any of persons listed. We have no advisory board. Our business address and that of our officers and directors is One Rockefeller Plaza, New York, New York 10020.


                                                 Position(s) Held With the
                                                 Company, Principal Occupation
Names and Address                                During the Past 5 Years (i)
-----------------                                -----------------------------------

Dr. C. Wayne Bardin.........................     Director of the Company (since December
                                                 1994); President of Thyreos Corp., a privately
                                                 held, start-up pharmaceutical company.  From
                                                 1978 through 1996, Dr. Bardin was Vice Presi
                                                 dent of The Population Council.  His profes
                                                 sional appointments have included: Professor
                                                 of Medicine, Chief of the Division of Endocri
                                                 nology, The Milton S. Hershey Medical Center
                                                 of Pennsylvania State University; and Senior
                                                 Investigator, Endocrinology Branch, National
                                                 Cancer Institute.  Dr. Bardin also serves as a
                                                 consultant to several pharmaceutical compa
                                                 nies.  He has directed basic and clinical re
                                                 search leading to over 500 publications and
                                                 patents. He has negotiated 15 licensing and
                                                 manufacturing agreements.  He has directed
                                                 clinical R&D under 18 investigational new
                                                 drug applications filed with the U.S. FDA.  Dr.
                                                 Bardin has been appointed to the editorial
                                                 boards of 15 journals.  He has also served on
                                                 national and international committees and
                                                 boards for National Institute of Health, World
                                                 Health Organization, The Ford Foundation, and
                                                 numerous scientific societies.

Dr. Phillip A. Bauman.......................     Director of the Company (since February 1998).
                                                 Dr. Bauman is an orthopedic surgeon who is in
                                                 practice in New York City and has held an
                                                 academic appointment at Columbia University
                                                 since 1998. He has been a principal and Vice
                                                 President of Orthopedic Associates of New York
                                                 since 1994. Dr. Bauman was elected a fellow of
                                                 the American Academy of Orthopedic Surgeons in
                                                 1991, is affiliated with the New York Academy of
                                                 Medicine and is on the advisory board of a
                                                 medical research foundation.

G. Morgan Browne............................     Director of the Company (since June 1992);
                                                 Mr. Browne has been the Chief Financial Offi
                                                 cer since January 1, 2001 and from 1985-2000
                                                 was the Administrative Director of the Cold
                                                 Spring Harbor Laboratory, a private not-for-
                                                 profit institution that conducts research and
                                                 education programs in the fields of molecular
                                                 biology and genetics.  In prior years, he was
                                                 active in the management of numerous scientif
                                                 ically based companies as an officer, as an indi
                                                 vidual consultant and as an associate of Laurent
                                                 Oppenheim Associates, Industrial Management
                                                 Consultants.  Mr. Browne is a director of OSI
                                                 Pharmaceuticals, Inc. (a publically held com
                                                 pany principally engaged in drug discovery
                                                 based on gene transcription), a founding direc
                                                 tor of the New York Biotechnology Association
                                                 and a founding director of the Long Island Re
                                                 search Institute.

Harry E. Ekblom.............................     Director of the Company (since 1984); Mr.
                                                 Ekblom is an investor.  He is a former Chair
                                                 man and CEO of European American Bank and
                                                 a former Vice Chairman of A.T. Hudson & Co.
                                                 Inc.

Dugald A. Fletcher..........................     Director of the Company (since 1996); Presi
                                                 dent of Fletcher & Company, Inc., a manage
                                                 ment consulting firm, for the past five years.
                                                 He was Chairman of Binnings Building Prod
                                                 ucts Company, Inc. until the end of 1997 and is
                                                 a Trustee of the Gabelli Growth Fund and a
                                                 Director of the Gabelli Convertible Securities
                                                 Fund.  His previous business appointments
                                                 include: advisor to Gabelli/Rosenthal LP, a
                                                 leveraged buyout fund; Chairman of Keller
                                                 Industries (building and consumer products);
                                                 Director of and investor in Mid-Atlantic Coca-
                                                 Cola Bottling Company; Senior Vice President
                                                 of Booz-Allen & Hamilton and President of
                                                 Booz-Allen Acquisition Services; Executive
                                                 Vice President and a Director of Paine Webber,
                                                 Inc.; and President of Baker, Weeks and Co.,
                                                 Inc., a New York Stock Exchange member
                                                 firm.

Charles E. Harris* .........................     Director of the Company and its Chairman
                                                 of the Board (since April 1984); Chief Compli
                                                 ance Officer from February 1997 to February
                                                 2001; and Chief  Executive Officer of the
                                                 Company since July 1984.  He has served as a
                                                 director, trustee, control person, chairman
                                                 and/or chief executive officer of various pub
                                                 licly and privately held corporations and not-
                                                 for-profit institutions.  Prior to 1984, he was
                                                 Chairman of Wood, Struthers and Winthrop
                                                 Management Corp., the investment advisory
                                                 subsidiary of Donaldson, Lufkin & Jenrette.
                                                 He was a member of the Advisory Panel for the
                                                 Congressional Office of Technology Assess
                                                 ment.  He is a member of the New York Soci
                                                 ety of Security Analysts.  Among his eleemosy
                                                 nary activities, he is currently a Trustee of the
                                                 Cold Spring Harbor Laboratory; a Trustee of
                                                 the Nidus Center, a life sciences business incu
                                                 bator in St. Louis, Missouri; a life-sustaining
                                                 fellow of the Massachusetts Institute of Tech
                                                 nology and a Shareholder of its Entrepreneur-
                                                 ship Center.

Dr. Kelly S. Kirkpatrick* ..................     Director of the Company (since 2002). Ms.
                                                 Kirkpatrick is a consulting materials scientist.
                                                 From 2000 to 2002, she served in the Office of
                                                 the Executive Vice Provost of Columbia Uni
                                                 versity as Director, Columbia Nanotechnology
                                                 Initiative and Director for Research and Tech
                                                 nology Initiatives. From 1998 to 2000, she
                                                 served in the White House Office of Science and
                                                 Technology Policy as a Senior Policy Analyst,
                                                 where her responsibilities for the National
                                                 Nanotechnology Initiative included managing
                                                 representatives from six federal agencies in
                                                 strategies research and development plan, im
                                                 plementation plan and a $495 million budget,
                                                 organizing the Presidential review panel and
                                                 co-writing the panel report. From 1997 to 1998,
                                                 she was a Science Policy Coordinator for Sandia
                                                 National Laboratories. From 1995 to 1996, she
                                                 served in the office of Senator Joseph Lieberman
                                                 as Legislative Assistant, Congressional Science
                                                 and Engineering Fellow.

Glenn E. Mayer .............................     Director of the Company (since 1981).
                                                 In May 2001, Mr. Mayer joined Jesup &
                                                 Lamont Securities Co. as a Senior Vice Presi-
                                                 dent.  From December 1991 until May 2001,
                                                 Mr. Mayer was a Senior Vice President of
                                                 Reich & Company, a division of Fahnestock &
                                                 Company, Inc., a member firm of the New
                                                 York Stock Exchange.  For 15 years prior to
                                                 that, he was employed by Jesup & Lamont
                                                 Securities Co. and its successor firms, in the
                                                 Corporate Finance department.

Mel P. Melsheimer...........................     President, Chief Operating Officer and
                                                 Chief Financial Officer of the Company since
                                                 February 1997, Chief Compliance Officer since
                                                 February 2001 and Treasurer since July 2001.
                                                 Previously, Harris & Harris Group utilized Mr.
                                                 Melsheimer as a nearly full-time consultant or
                                                 officer of a portfolio company since March
                                                 1994. Mr. Melsheimer has had extensive entre-
                                                 preneurial experience as well as senior opera-
                                                 tional and financial management responsibili-
                                                 ties with publicly and privately owned compa-
                                                 nies. From November 1992 to February 1994,
                                                 he served as Executive Vice President, Chief
                                                 Operating Officer and Secretary of Dairy Hold-
                                                 ings, Inc.  From June 1991 to August 1992, he
                                                 served as President and Chief Executive Offi-
                                                 cer of Land-O-Sun Dairies as well as Executive
                                                 Vice President of Finevest Foods, Inc.  From
                                                 March 1989 to May 1991, he served as Vice
                                                 President, Chief Financial Officer and Trea-
                                                 surer of Finevest Foods, Inc.  From January
                                                 1984 to February 1989, he served as Chairman,
                                                 Chief Executive Officer and Founder of PHX
                                                 Pacific, Inc. and from August 1987 to February
                                                 1989 President, Chief Executive Officer and
                                                 Founder of MPM Capital Corp.  From January
                                                 1981 to December 1983, he served as Execu-
                                                 tive Vice President and Chief Operating Officer
                                                 of AZL Resources.  From November 1975 to
                                                 December 1980, he served as Executive Vice
                                                 President and Chief Financial Officer of AZL
                                                 Resources. From January 1968 to November
                                                 1975, he served in a financial capacity before
                                                 becoming Vice President and Chief Financial
                                                 Officer of Pepsi-Cola Company, PepsiCo, Inc.,
                                                 in 1972.

Lori D. Pressman* ..........................     Director of the Company (since 2002);
                                                 Ms. Pressman, a self-employed business con-
                                                 sultant, provides advisory services to start-ups
                                                 and venture capital companies.  Among other
                                                 projects for Harris & Harris Group, she has
                                                 served as a consultant to the Company in its
                                                 due diligence work on Nantero, Inc.,
                                                 Nanopharma Corp. and Neo Photonics Corpo-
                                                 ration. From September 1989 to July 2000, she
                                                 was employed by the Massachusetts Institute of
                                                 Technology in the Technology Licensing Office,
                                                 serving as Technology Licensing Officer from
                                                 1989 to 1995 and Assistant Director from 1996 to
                                                 2000. From September 1984 to September 1989,
                                                 she was Senior Development Engineer at
                                                 Lasertron, Inc. From November 1983 to September
                                                 1984, she was employed by the American Lung
                                                 Association. From 1980 to 1982, she was a Member
                                                 of Solid State Materials Research Laboratory at
                                                 Bell Laboratories. She is Chair of the Survey
                                                 Statistics and Metrics Committee of the
                                                 Association of University Technology Managers
                                                 for which she edited a recent report on Academic
                                                 Technology Transfer of 190 U.S. and Canadian
                                                 Institutions.

James E. Roberts............................     Director of the Company (since 1995).  Since
                                                 October 1999, Mr. Roberts has been Chairman
                                                 and Chief Executive Officer of the Insurance
                                                 Corporation of New York, Dakota Speciality
                                                 Insurance Company, and ReCor Insurance
                                                 Company Inc., all of which are members of
                                                 Trenwick Group, Ltd.  Since March 2000, Mr.
                                                 Roberts has been Chairman and Chief Execu
                                                 tive Officer of Chartwell Insurance Company,
                                                 also a member of Trenwick Group, Ltd.  From
                                                 October 1999 to March 2000, he served as Vice
                                                 Chairman of Chartwell Reinsurance Company.
                                                 From May 1995 to March 2000, Mr. Roberts
                                                 was Vice Chairman of Trenwick America Rein-
                                                 surance Corporation.


* Charles E. Harris is an "interested person" of the Company, as defined in the Investment Company Act of 1940, as a beneficial owner of more than five percent of the Company's stock, as a control person of the Company and as an officer of the Company. In addition, each of Dr. Kelly S. Kirkpatrick and Lori
D. Pressman may be considered to be an "interested person" of the Company because of the work each does consulting for the Company.


         Our Board of Directors has five committees. The Executive Committee, which manages the affairs of the Company between regularly scheduled meetings of the Board of Directors, consists of Charles E. Harris* (Chairman), Dr. C. Wayne Bardin, James E. Roberts, and Glenn E. Mayer. The Audit Committee consists of Harry E. Ekblom (Chair man), Glenn E. Mayer and Dr. Phillip A. Bauman, and manages our relationship with our independent auditors. The Compensation Committee consists of James E. Roberts (Chairman), Harry E. Ekblom and Dugald A. Fletcher. Its function is to review and implement compensation of our officers, directors and employees. The Nomination Committee consists of G. Morgan Browne (Chairman), Dr. Phillip A. Bauman, Harry E. Ekblom, Dr. Kelly S. Kirkpatrick and Lori D. Pressman. Its purpose is to select and nominate directors for our Board of Directors and officers to fill vacancies in corporate offices. The Nomina tion Committee does consider nominations from shareholders. The Investment and Valuation Committee, established in August, 1992, consists of Dugald A. Fletcher (Chair man), G. Morgan Browne, James E. Roberts and Dr. C. Wayne Bardin. Its purpose is to review and approve the valuation of Company assets, from time to time, as prescribed by the 1940 Act, pursuant to guidelines established by our Board of Directors.

         Mr. Harris and Mr. Melsheimer are primarily responsible for the day-to-day management of our portfolio, and have served in this capacity since 1983 and 1997, respectively.

         We do not consider that any person other than Charles E. Harris "controls" the Company within the meaning of this item.


         Set forth below is certain information as of June 10, 2002 with respect to the beneficial ownership of our common stock by (i) each person who is known by us to be the beneficial owner of more than five percent of the outstanding shares of the common stock, (ii) each of our directors and (iii) all of our directors and executive officers as a group. Except as otherwise indicated, to the Company's knowledge, all shares are beneficially owned and investment and voting power is held by the persons named as owners. At this time, we are unaware of any shareholder owning five percent or more of the outstanding shares of common stock other than the ones noted below.



     Name and Address of                      Number of Shares of               Percent of
      Beneficial Owner                        Common Stock Owned           Beneficial Class (1)
      -----------------                       ------------------           --------------------
Charles E. and                                791,919 (2)                     8.93%
Susan T. Harris
One Rockefeller Plaza
Suite 1430
New York, NY  10020


Dr. C. Wayne Bardin                           15,621 (3)                         -

Dr. Phillip A. Bauman                         16,686 (4)                         -

G. Morgan Browne                              25,629                             -

Harry E. Ekblom                               14,776                             -

Dugald A. Fletcher                            8,715                              -

Dr. Kelly S. Kirkpatrick                      -                                  -

Glenn E. Mayer                                83,000 (5)                         -

Mel P. Melsheimer                             35,000 (6)                         -

Lori D. Pressman                              -                                  -

James E. Roberts                              10,705                             -

Jonathan Rothschild(7)                        570,243                         6.40%

Helene Shavin                                     -                              -


All Directors and Executive Officers       1,002,050                         11.30%
as a Group (10 persons)


(l) Shares of common stock subject to options and warrants currently exercisable or exercisable within sixty days are deemed outstanding for computing the percentage of class of the person or group holding such options or warrants but are not deemed outstanding for computing the percentage of class of any other person.

(2) Includes 783,419 shares for which Mrs. Harris has sole power to vote and dispose of; 8,500 shares for which Mr. Harris has sole power to vote and dispose of.

(3)      Includes 2,840 shares owned by Bardin LLC for the Bardin LLC
         Profit-Sharing Keogh.

(4)      Includes 5,637 shares owned by Ms. Milbry C. Polk, Dr. Bauman's wife;
         100 shares owned by Adelaide Polk-Bauman, daughter; 100 shares owned by Milbry Polk- Bauman, daughter; 100 shares owned by Mary
         Polk-Bauman, daughter. Ms. Milbry C. Polk is the custodian for the accounts of the three children.

(5)      Includes 2,000 shares owned by Mrs. Mayer.

(6)      10,000 shares are held jointly by Mel P. Melsheimer and his wife.





REMUNERATION OF DIRECTORS AND OTHERS

         The following table sets forth the compensation paid by us for the fiscal year ended December 31, 2001 to certain of our Directors.


                                                        Pension Or
                                                        Retirement
                                                         Benefits            Estimated
                                                         Accrued               Annual               Total
                                                        As Part Of            Benefits           Compensation
                                   Aggregate            Company's               Upon               Paid To
      Name of Director            Compensation           Expenses            Retirement           Directors
----------------------------    ----------------    ------------------    ----------------    ------------------
Dr. C. Wayne Bardin                      $13,000            -                    -                 $13,000
Dr. Phillip A. Bauman                    $11,000            -                    -                 $11,000
G. Morgan Browne                     $14,172 (1)            -                    -                 $14,172
Harry E. Ekblom                      $12,875 (2)            -                    -                 $12,875
Dugald A. Fletcher                       $14,000            -                    -                 $14,000
Dr. Kelly S. Kirkpatrick (3)                   -            -                    -                    -
Glenn E. Mayer                           $11,000            -                    -                 $11,000
Lori D. Pressman (4)                           -            -                    -                    -
James E. Roberts                         $14,000            -                    -                 $14,000

(1) Includes $172 paid to Mr. Browne to reimburse him for travel expenses to attend Board meetings.

(2) Includes $1,875 paid to Mr. Ekblom to reimburse him for travel expenses to attend Board meetings.

(3) Ms. Kirkpatrick, who became a director in 2002, is performing consulting work for us, and in connection with such services will receive compensation from us.

(4) Ms. Pressman, who became a director in 2002, has performed consulting services for us in the past, and in connection with such work has received compensation from us. We expect her to continue to perform consulting work for us.

         Effective June 18, 1998, directors who were not officers of the Company received $1,000 for each meeting of the Board of Directors and $1,000 for each committee meeting they attended in addition to a monthly retainer of $500. Prior to June 18, 1998, the directors were paid $500 for Committee meetings and no monthly retainer. We also reimburse our directors for travel, lodging and related expenses they incur in attending Board and commit tee meetings. The total compensation and reimbursement for expenses paid to all directors in 2001 was $90,047.

         In 1998, the Board of Directors approved that effective January 1, 1998, 50 percent of all Director fees be used to purchase Company common stock from us. However, effective on March 1, 1999, the Directors began purchasing our common stock in the open market, rather than from the Company. During 2000 and 2001, the Directors bought a total of 15,818 and 7,944 shares in the open market, respectively.

         The following table sets forth a summary for each of the last three years of the cash and non-cash compensation awarded to, earned by, or paid to our Chief Executive Officer and our other executive officers for the year ended December 31, 2001.


                                                          Annual Compensation
          Name and                Year        Salary           Bonus
                                  ----        ------           -----           Other Annual          All Other
     Principal Position                        ($)            ($)(1)           Compensation         Compensation
     ------------------                                                        ------------         ------------
                                                                                  ($)(2)               ($)(3)
Charles E.  Harris                2001          215,510                 0              48,453               232,000
Chairman, CEO (4)                 2000          208,315         1,600,287              43,267               224,805
                                  1999          202,980           785,031              40,674                63,422
Mel P. Melsheimer                 2001          243,869                 0                   -                10,500
President, COO, CFO,              2000          235,727           491,227                   -                10,500
Treasurer & Chief                 1999          229,690           240,974                   -                10,500
Compliance Officer
Helene B. Shavin                  2001           13,333                 -                   -                 1,867
Controller
Susan T. Harris                   2001           12,376                 -                   -                 1,578
Secretary

(1) For 1999 and 2000, these amounts represent the actual amounts earned for the years ended December 31, 1999 and December 31, 2000 and paid out in 2000 and 2001, respectively.

(2) Other than Mr. Harris, amounts of "Other Annual Compensation" earned by the named executive officers for the periods presented did not meet the threshold reporting requirements.

(3)      Except for Mr. Harris, amounts reported represent the Company's contributions on behalf of the named executive to the Harris & Harris Group, Inc. 401(k) Plan.  Mr.
         Harris's 2001 "All Other Compensation" consists of: $10,500 401(k) Plan employer contribution; $215,510 for his 2001 SERP contribution; and $5,990 in life insurance premiums for the benefit of his beneficiaries.

(4)      Mr. Harris has an employment agreement with the Company.

INCENTIVE COMPENSATION PLAN

         As of January 1, 2000, we implemented the Harris & Harris Group, Inc. Employee Profit-Sharing Plan (the "Plan") that provides for profit sharing by its officers and employees equal to 20 percent of the our net realized income as reflected on our consolidated statements of operations for such year, less the nonqualifying gain, if any.

         Under the Plan, our net realized income includes investment income, realized gains and losses, and operating expenses (including taxes paid or payable by the Company), but is calculated without regard to dividends paid or distributions made to shareholders, payments under the Plan, unrealized gains and losses, and loss carry-overs from other years ("Qualify ing Income"). The portion of net after-tax realized gains attributable to asset values as of September 30, 1997 is considered nonqualifying gain, which reduces Qualifying Income.

         As soon as practicable following the year-end audit, the Compensation Committee ("Committee") will determine whether, and if so how much, Qualifying Income exists for a plan year, and 90 percent of the Qualifying Income will be paid out to Plan participants pursuant to the distribution percentages set forth in the Plan. The remaining 10 percent will be paid out after we have filed our federal tax return for that year in which Qualifying Income exists. Currently, the distribution amounts for each officer and employee are as follows: Charles E. Harris, 13.790 percent; Mel P. Melsheimer, 4.233 percent; Helene B. Shavin, 1.524 percent; and Jacqueline M. Matthews, 0.453 percent. If a participant leaves the Company for other than cause, the amount earned will be accrued and may subsequently be paid to such participant.

         Notwithstanding any provisions of the Plan, in no event may the aggregate amount of all awards payable for any Plan year during which we remain a "business development company" within the meaning of 1940 Act be greater than 20 percent of our "net income after taxes" within the meaning of
Section 57(n)(1)(B) of the 1940 Act. In the event the awards exceed such amount, the awards will be reduced pro rata.

         The Plan may be modified, amended or terminated by the Committee (subject to the approval of our Board of Directors) at any time with the stipulation that no such modification, amendment or termination may adversely affect any participant that has not consented to such modification, amendment or termination. Nothing in this Plan shall preclude the Committee from, for any Plan Year subsequent to the current Plan Year, naming additional Participants in the Plan or changing the Award Percentage of any Full Participant or New Participant (subject to the overall percentage limitations contained herein).

         During 2001, we reversed a previously accrued profit-sharing expense of $979,888, reducing the cumulative accrual under the Plan to $178,282 at December 31, 2001. There was no payout under the Plan for the 2001 year.

         On April 26, 2000 the shareholders approved the performance goals under the Plan in accordance with Section 162(m) of the Internal Revenue Code of 1986 ("Code"). The Code generally provides that a public company such as ours may not deduct compensation paid to its chief executive officer or to any of its four most highly compensated officers to the extent that the compensation paid to any such officer/employee exceeds $1 million in any tax year, unless the payment is made upon the attainment of objective performance goals that are approved by our shareholders.

         We are not subject to any material pending or, to our knowledge, threatened legal proceedings.

         Our custodian is J.P. Morgan Chase Bank, 345 Park Avenue, New York, NY, 10154-1002.

         Our transfer and dividend-paying agent is The Bank of New York, 28 East 28th Street, New York, NY, 11006.

                        DIVIDENDS AND DISTRIBUTIONS

         As a regulated investment company under the Code, we will not be subject to U.S. federal income tax on our investment company taxable income that we distribute to shareholders, provided that at least 90% of our investment company taxable income for that taxable year is distributed to its shareholders. We may choose to retain our net capital gains for investment and pay the associated federal corporate income tax. See "Taxation." Shareholders exercising Rights will be entitled to receive dividends on shares issued pursuant to the offering beginning with dividends declared and payable after the Expiration Date.

                                  TAXATION

TAXATION OF THE COMPANY

         We have elected and qualified and intend to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, we must, among other things, (a) derive in each taxable year at least 90% of our gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify our holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Company's total assets and not more than 10% of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25% of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies) or of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses.

         In the case of a regulated investment company which furnishes capital to development corporations, there is an exception to the rule relating to the diversification of investments described above. This exception is available only to registered management investment companies which the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available ("SEC Certification"). We have received SEC certification since 1999. Pursuant to the SEC certification, we are generally entitled to include, in the computation of the 50% value of our assets (described in (b)(i) above), the value of any securities of an issuer, whether or not we own more than 10% of the outstanding voting securities of such issuer, if the basis of such securities, when added to our basis of any other securities of such issuer that we own, does not exceed 5% of the value of our total assets.

         As a regulated investment company, in any fiscal year with respect to which we distribute at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain reduced by deductible expenses) determined without regard to the deduction for dividends paid and
(ii) its net tax exempt interest (the excess of its gross tax exempt interest over certain disallowed deductions), we (but not our shareholders) generally will not be subject to United States federal income tax on net investment income and net capital gains that we distributes to shareholders. To the extent that we retain our net capital gains for investment, it will be subject to United States federal income tax (as discussed below under "Taxation of Shareholders"). We may choose to retain our net capital gains for investment and pay the associated federal corporate income tax.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax by us. To avoid this tax, we must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year,
(2) at least 98% of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless, an election is made by a Company with a November or December year-end to use the Company's fiscal year), and
(3) certain undistributed amounts from previous years on which we paid no United States federal income tax. While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of our taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         In any particular taxable year, we may not qualify as a regulated investment company. For any such taxable year, all of our taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of our current and accumulated earnings and profits.

         We may decide to be taxed as a C corporation even if we would otherwise qualify as a regulated investment company.

TAXATION OF SHAREHOLDERS

         Distributions paid to you by the Company from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to you as ordinary income to the extent of the Company's earnings and profits. Distributions made to you from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Company, are taxable to you as long-term capital gains, regardless of the length of time you have owned Company shares. Distributions in excess of the Company's earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). Generally, you will be provided with a written notice designating the amount of any (i) ordinary income dividends no later than 30 days after the close of the taxable year, and (ii) capital gain dividends or other distributions no later than 60 days after the close of the taxable year.

         In the event that the Company retains any net capital gains, it may designate such retained amounts as undistributed capital gains in a notice to its shareholders. If such a designation is made, shareholders would include in income, as long-term capital gains, their proportionate share of such undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by the Company. In addition, the tax basis of shares owned by a shareholder would be increased by an amount equal to the difference between (i) the amount included in such shareholder's income as long-term capital gains and (ii) such shareholder's proportionate share of the corporate tax paid by the Company.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Company. If the Company pays you a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Company and received by you on December 31 of the year in which the dividend was declared.

         A shareholder will realize gain or loss on the sale or exchange of common shares of the Company in an amount equal to the difference between the shareholder's adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a shareholder on the sale or other disposition of common shares of the Company will result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Company shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of shares of the Company will be disallowed if other Company shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         In general, federal withholding taxes at a 30% rate (or a lower rate pursuant to a tax treaty) will apply to distributions to shareholders (except to those distributions designated by the Company as capital gain dividends) that are nonresident aliens or foreign partnerships, trusts or corporations to the extent that such income is not "effectively connected" with a U.S. trade or business carried on by such shareholders.

BACKUP WITHHOLDING

         The Company is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Company's shares who do not furnish the Company with their correct taxpayer identification number and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

The foregoing is a general discussion of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Company and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Company, or which may be important to particular shareholders in light of their individual investment circumstances or to certain types of shareholders subject to special tax rules, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other passthrough entities, persons holding notes in connection with a hedging, straddle, conversion or other integrated transaction, persons engaged in a trade or business in the U.S. or persons who have ceased to be U.S. citizens or to be taxed as resident aliens. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

                               CAPITALIZATION

         We are authorized to issue twenty-five million shares of common stock, par value $.01 per share. Our Board of Directors has authorized issuance of two million shares of preferred stock, par value $0.10 per share. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. When issued, in accordance with the terms thereof, shares of common stock will be fully paid and non-assessable. All shares issued as a result of exercise of the rights will be newly issued shares. Shares of common stock are not redeemable and have no preemptive, conversion or cumulative voting rights.

         The following table shows the number of shares of (i) capital stock authorized, (ii) capital stock unissued and (iii) capital stock outstanding for each class of authorized securities of the Company as of December 31, 2001.


                                                                     Amount Held by
                                                                     Company or for
             Title of Class                 Amount Authorized        its Own Account        Amount Outstanding
Common Stock.............................       25,000,000              1,828,740               8,864,231
                                           --------------------    -------------------    ----------------------
Preferred Stock..........................       2,000,000                   0                       0
                                           --------------------    -------------------    ----------------------


         The Common Stock is listed and traded on the NNM under the symbol "TINY." The average weekly trading volume of the common stock on the NNM for the 12 months ended March 31, 2002 was 119,446 shares. The following table sets forth for the quarters indicated the high and low closing prices on the NNM per share of the common stock and the net asset value and the premium or discount from net asset value at which the common stock was trading, expressed as a percentage of net asset value, at each of the high and low closing prices provided.


                                                           NET ASSET VALUE                PREMIUM OR DISCOUNT
                             MARKET PRICE (1)              (end of period)                    AS % OF NAV
                         -------------------------   ----------------------------    -----------------------------
QUARTER ENDED                HIGH          LOW                                          HIGH                LOW
-------------                ----          ---                                          ----                ---

2000 Quarter Ending
   March 31              32.50         9.25                      5.08                  539.76               82.09
   June 30               17.125        5.25                      3.88                  341.37               35.31
   September 30          10.1875       5.75                      4.64                  119.56               23.92
   December 31           6.4375        2.4375                    3.51                   83.40              (30.54)
2001 Quarter Ending
   March 31              3.94          2.063                     3.09                   27.44              (32.23)
   June 30               3.12          2.03                      3.29                  (5.17)              (38.27)
   September 30          2.82          1.65                      2.92                  (3.43)              (43.49)
   December 31           2.27          1.66                      2.75                  (17.46)             (39.64)
2002 Quarter Ending
   March 31              5.00          1.92                      2.63                   90.11              (27.00)

------------------------------------
(1)  As reported on the NNM

                               LEGAL MATTERS

         Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, special counsel to the Company in connection with the offering of common stock and this rights offering.

                                  EXPERTS

         The audited financial statements of the Company as of December 31, 2001 have been included in our 2001 Annual Report in reliance on the report of Arthur Andersen LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. Arthur Andersen LLP is located at 1345 Avenue of the Americas, New York, NY, 10105. Subject to shareholder approval at the 2002 annual meeting yet to be held, PricewaterhouseCoopers LLP has been appointed as our independent accountants in a capacity to audit our December 31, 2002 financial statements.

                            FURTHER INFORMATION

         We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information filed by us can be inspected and copied at public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549; and 500 West Madison Street, Chicago, Illinois 60661. You can obtain information on the operation of the Public Reference room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site that contains reports, proxy statements, and other information. The address of the SEC's web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washing ton, D.C. 20549, at prescribed rates. Our Common Stock is listed on the Nasdaq National Market and our reports, proxy statements and other information concerning us can be inspected and copied at the library of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

         This Prospectus constitutes a part of a registration statement on Form N-2 (together with all the exhibits and the appendix thereto, the "Registration Statement") filed by us with the SEC under the Securities Act and the 1940 Act. This Prospectus does not contain all of the information set forth in the Registration Statement. Reference is hereby made to the Registration Statement and related exhibits for further information with respect to us and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of the material terms of such documents.

NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OF COMMON STOCK OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SHARES OF COMMON STOCK BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITA TION WOULD BE UNLAWFUL.

                     ---------------------------------

                             TABLE OF CONTENTS

                                                                         PAGE
TABLE OF FEES AND EXPENSES..................................................4
PROSPECTUS SUMMARY..........................................................5
FINANCIAL HIGHLIGHTS.......................................................20
THE OFFER AND PLAN OF DISTRIBUTION.........................................21
USE OF PROCEEDS............................................................32
GENERAL DESCRIPTION OF OUR PORTFOLIO COMPANIES.............................32
BUSINESS...................................................................37
MANAGEMENT OF THE COMPANY..................................................46
DIVIDENDS AND DISTRIBUTIONS................................................58
TAXATION...................................................................58
CAPITALIZATION.............................................................61
LEGAL MATTERS..............................................................63
EXPERTS....................................................................63
FURTHER INFORMATION........................................................63

                        PART C -- OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(1) Financial Statements - The following financial statements have been incorporated by reference into the Registration Statement as described on page 18 of the Prospectus:

                                                                           Page
Consolidated Statements of Assets and Liabilities as of
         March 31, 2002..................................................   31
Consolidated Statements of Operations for the years ended
         December 31, 2001, 2000, and 1999 and the quarter ended            32
         March 31, 2002..................................................
Consolidated Statements of Cash Flows for the years ended
         December 31, 2001, 2000, and 1999 and the quarter ended            33
         March 31, 2002..................................................
Consolidated Statements of Changes in the Net Assets for the years
         ended December 31, 2001, 2000, and 1999 and the quarter            34
         ended March 31, 2002............................................
Consolidated Schedule of Investments as of March 31, 2002................35-39
Footnote to Consolidated Schedule of Investments.........................40-42
Notes to Consolidated Financial Statements...............................43-50
Selected Per Share Data and Ratios for the years ended December
         31, 2001, 2000, 1999, 1998 and 1997.............................   51

         Statements, schedules and historical information other than these listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.

(2)      Exhibits:

         (a) Restated Certificate of Incorporation of the Company, as amended, incorporated by reference to Exhibit 3.1(a) to the Company's Form 10-K for the year ended December 31, 1995.

         (b) Restated By-laws of the Company, incorporated by reference to
Exhibit 3.1(b) to the Company's Form 10-K for the year ended December 31, 1995 and the Company's Form 10-Q for the quarter ended September 30, 1998.

         (c) Not applicable.

         (d) Subscription Certificate, Beneficial Owner Listing
Certification, Notice of Guaranteed Delivery, DTC Participant
Over-Subscription Certificate and Specimen certificate of common stock certificate. The Specimen certificate of common stock certificate is hereby incorporated by reference to Exhibit 4 of the Company's registration statement on Form N-2 filed on October 29, 1992.

         (e) Not applicable.

         (f) Not applicable.

         (g) Not applicable.

         (h) Not applicable.

         (i) (1) Harris & Harris Group, Inc. Employee Profit Sharing Plan, incorporated by reference as Exhibit 10.22 to the Company's Form 10-K for the year ended December 31, 1999.

                  (2) Harris & Harris Group, Inc. Directors Stock Purchase Plan 2001, incorporated by reference as Exhibit 10.23 to the Company's Form 10-K for the year ended December 31, 2000.

                  (3) Employment Agreement by and between the Company and Charles E. Harris dated October 19, 1999, incorporated by reference to Exhibit
(C) to the Company's Form 8-K filed on October 27, 1999.

                  (4) Severance Compensation Agreement by and between the Company and Charles E. Harris dated August 15, 1990, incorporated by reference to Exhibit 10 (s) to the Company's Annual Report on Form 10-K for the year ended December 31, 1990.

                  (5) Deferred Compensation Agreement Between Harris & Harris Group, Inc. and Charles E. Harris, incorporated by reference as Exhibit 10.19 to the Company's Form 10-K for the year ended December 31, 1999.

                  (6) Trust Under Harris & Harris Group, Inc. Deferred Compensation Agreement, incorporated by reference as Exhibit 10.20 to the Company's Form 10-K for the year ended December 31, 1999.

                  (7) Form of Indemnification Agreement which has been established with all directors and executive officers of the Company, incorporated by reference as Exhibit 10.14 to the Company's Form 10-K for the year ended December 31, 1995.

         (j) Harris & Harris Group, Inc. Custodian Agreement with JP Morgan, incorporated by reference to Exhibit 9.1 to the Company's Form 10-K for the year ended December 31, 1995.

         (k) (1) Demand Promissory Note, Corporate Certificate-Borrowing, Statement of Purpose for an Extension of Credit Secured by Margin Stock by and among Harris & Harris Group, Inc. and J.P. Morgan incorporated by reference as
Exhibit 10.16 to the Company's Form 10-K for the year ended December 31, 1997.

                  (2) Stock Purchase Agreement, Standstill Agreement and Termination and Release by and among Harris & Harris Group, Inc. and American Bankers Life Assurance Company of Florida dated May 18, 1995, incorporated by reference as Exhibit 10.13 to the Company's Form 10-K for the year ended December 31, 1995.

                  (3) Note due January 26, 2001; Form of Warrant to Purchase 25,263 Shares of Harris & Harris Group, Inc. common stock, incorporated by reference as Exhibit 10.21 to the Company's Form 10-K for the year ended December 31, 1999.

         (l) Opinion letter of Skadden, Arps, Slate, Meagher & Flom, LLP.

         (m) Not applicable.

         (n) (1) Letter to SEC Regarding Arthur Andersen LLP, incorporated by reference as Exhibit 99.1 to the Company's Form 10-K for the year ended December 31, 2001.

                  (2) Arthur Andersen LLP Consent.

         (o) Not applicable.

         (p) Not applicable.

         (q) Not applicable.

         (r) Not applicable.


Item 25. Marketing Arrangements

         Not Applicable.

Item 26. Other Expenses of Issuance and Distribution

         The following table sets forth the expenses to be incurred in connection with the Offer described in this Registration Statement:

Registration fees                                             $     612
NASDAQ listing fee                                            $   1,000
Printing (other than stock certificates)                      $  10,000
Accounting fees and expenses                                  $   5,000
Legal fees and expenses                                       $ 125,000
Information Agent fees and expenses                           $  10,000
Subscription Agent fees and expenses                          $  25,000
Miscellaneous                                                 $     114
                                                              ---------
Total                                                         $ 176,726
                                                              =========

Item 27.  Persons Controlled by or Under Common Control with Company

                                                             Percentage of
                                                             voting
                                                             securities
                                        Organized            owned by
At December 31, 2001                    under laws of        the Registrant
--------------------                    -------------        --------------
Harris & Harris Enterprises, Inc.       Delaware             100%


Item 28. Number of Holders of Securities (as of June 7)

Title of class                              Number of record holders
--------------                              ------------------------
Common stock, $.01 par value                         148


* The Company was advised by its transfer agent that there were 148 holders of record of the common stock which held the common stock for an estimated 6160 beneficial owners.


Item 29.  Indemnification

         Article 8 ("Article 8") of the Company's Certificate of Incorporation, as adopted by the Company's Board of Directors in October 1992, and approved by the Company's shareholders in December, 1992, provides for the indemnification of the Company's directors and officers to the fullest extent permitted by applicable New York law, subject to the applicable provisions of the 1940 Act.

         Scope of Indemnification Under New York Law. BCL ss.ss. 721-726 provide that a director or officer of a New York corporation who was or is a party or a threatened party to any threatened, pending or completed action, suit or proceeding (i) shall be entitled to indemnification by the corporation for all expenses of litigation when he is successful on the merits, (ii) may be indemnified by the corporation for judgments, fines, and amounts paid in settlement of, and reasonable expenses incurred in, litigation (other than a derivative suit), even if he is not successful on the merits, if he acted in good faith and for a purpose he reasonably believed to be in or not opposed to the best interest of the corporation (and, in criminal proceedings, had no reasonable cause to believe that his conduct was unlawful), and (iii) may be indemnified by the corporation for amounts paid in settlement and reasonable expenses incurred in a derivative suit (i.e., a suit by a shareholder alleging a breach of a duty owed to the corporation by a director or officer) even if he is not successful on the merits, if he acted in good faith, for a purpose which he believed to be in, or not opposed to, the best interest of the corporation. However, no indemnification may be made in accordance with clause (iii) if he is adjudged liable to the corporation, unless a court determines that, despite the adjudication of liability and in view of all of the circumstances, he is entitled to indemnification. The indemnification described in clauses (ii) and (iii) above and the advancement of litigation expenses, may be made only upon a determination by (i) a majority of a quorum of disinterested directors, (ii) independent legal counsel, or (iii) the shareholders that indemnification is proper because the applicable standard of conduct has been met. In addition, litigation expenses to a director or officer may only be made upon receipt of an undertaking by the director or officer to repay the expenses if it is ultimately determined that he is not entitled to be indemnified. The indemnification and advancement of expenses provided for by BCL ss.ss. 721-726 are not deemed exclusive of any rights the indemnitee may have under any by-law, agreement, vote of shareholders or disinterested directors, or otherwise. When any action with respect to indemnification of directors is taken by amendment to the by-laws, resolution of directors, or agreement, the corporation must mail a notice of the action taken to its shareholders of record by the earlier of (i) the date of the next annual meeting, or (ii) fifteen months after the date of the action taken.

         The foregoing provisions are subject to Section 17(h) of the 1940 Act, which provides that neither the certificate of incorporation or by-laws nor any agreement may protect any director or officer against any liability to the Company or any of its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

         The Indemnification Agreements. Pursuant to the indemnification Agreement, the Company would indemnify the indemnified director or officer (the "Indemnitee") to the fullest extent permitted by New York law as in effect at the time of execution of the Indemnification Agreement and to such fuller extent as New York law may permit in the future, subject in each case to the applicable provisions of the 1940 Act. An Indemnitee would be entitled to receive indemnification against all judgments rendered, fines levied, and other assessments (including amounts paid in settlement of any claims, if approved by the Company), plus all reasonable costs and expenses (including attorneys' fees) incurred in connection with the defense of any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative, or investigative (an "Action"), related to or arising from (i) any actual or alleged act or omission of the Indemnitee at any time as a director, officer, employee, or agent of the Company or any of its affiliates or subsidiaries, or (ii) the Indemnitee's past, present, or future status as a director, officer, employee or agent of the Company or any of its affiliates or subsidiaries. An Indemnitee would also be entitled to advancement of all reasonable costs and expenses incurred in the defense of any Action upon a finding by a court or an opinion of independent counsel that the Indemnitee is more likely than not to prevail. If the Company makes any payment to the Indemnitee under the Indemnification Agreement and it is ultimately determined that the Indemnitee was not entitled to be indemnified, the Indemnitee would be required to repay the Company for all amounts paid to the Indemnitee under the Indemnification agreement. An Indemnitee would not be entitled to Indemnification or advancement of expenses under the Indemnification Agreement with respect to any proceeding or claim brought by him against the Company.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Company maintains directors' and officers' liability insurance.


Item 30.  Business and Other Connections of Investment Adviser

         Not applicable.  Company has no investment adviser.


Item 31.  Location of Accounts and Records

         Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained at the offices of the Company at One Rockefeller Plaza, Rockefeller Center, New York, New York 10020. Certain accounts, books and other documents pertaining to the Company's subsidiaries are maintained at One Rockefeller Plaza, Rockefeller Center, New York, New York 10020.


Item 32.   Management Services

         Not Applicable.


Item 33.  Undertakings

         1. The Company undertakes to suspend the offering of its shares until it amends its Prospectus if:

                  (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or

                  (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

         2. The Company undertakes to file a post-effective amendment with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons, if the Company proposes to raise its initial capital under Section 14(a)(3) of the Investment Company Act of 1940.

         3. The Company undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the subscription agent during the subscription period, the amount of unsubscribed securities to be purchased by the subscription agent, and the terms of any subsequent reoffering thereof. Further, if any public offering by the subscription agent of the securities registered herein is to be made on terms differing from those set forth on the cover page of the prospectus included in this Registration Statement, the Registrant shall undertake to file a post-effective amendment to set forth the terms of such offering.

         4. The Company hereby undertakes:

                  (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (1)      to include any prospectus required by
                             Section 10(a)(3) of the Securities Act of 1933;

                           (2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

                           (3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

                  (b) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                  (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         5.       The Company hereby undertakes:

                  (a) that for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Company pursuant to Rule 497 (h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

                  (b) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         6. The Company hereby undertakes to send by first class means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

         7. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the following provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, hereby undertake to submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                                 SIGNATURES

         As required by the Securities Act of 1933, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of New York, State of New York, on the 24th day of June, 2002.


                              HARRIS & HARRIS GROUP, INC.


                              By:  /s/
                                 --------------------------------------------
                                 Charles E. Harris
                                 Chairman of the Board and
                                 Chief Executive Officer


                              By:  /s/
                                 --------------------------------------------
                                 Mel P. Melsheimer
                                 President, Chief Operating Officer
                                 and Chief Financial Officer



                              By: /s/
                                  ------------------------------------------
                                  Helene B. Shavin
                                  Controller


         As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                       Title                          Date

                 /s/            Chairman of the Board of       June 24, 2002
------------------------------  Directors and Chief
Charles E. Harris               Executive Officer


                  /s/           Director                       June 24, 2002
-----------------------------
Dr. C. Wayne Bardin


                  /s/           Director                       June 24, 2002
-----------------------------
Dr. Phillip A. Bauman


                  /s/           Director                       June 24, 2002
-----------------------------
G. Morgan Browne


                  /s/           Director                       June 24, 2002
-----------------------------
Harry E. Ekblom


                  /s/           Director                       June 24, 2002
----------------------------
Dugald A. Fletcher


                  /s/           Director                       June 24, 2002
----------------------------
Dr. Kelly S. Kirkpatrick


                  /s/           Director                       June 24, 2002
----------------------------
Glenn E. Mayer


                  /s/           Director                       June 24, 2002
-----------------------------
Lori D. Pressman


                  /s/           Director                       June 24, 2002
-----------------------------
James E. Roberts